DELAWARE(SM)
INVESTMENTS                              Delaware Minnesota Municipal Bond Funds
------------

Tax-Exempt Income

                                                              2000 ANNUAL REPORT

                          [TAX-EXEMPT INCOME ARTWORK]

TABLE OF CONTENTS
-----------------

Letter to Shareholders                               1

Portfolio Management
Review                                               3

Performance Summary                                  7

Financial Statements

  Statements of Net Assets                          11

  Statements of Operations                          25

  Statements of Changes in
  Net Assets                                        26

  Financial Highlights                              28

  Notes to Financial
  Statements                                        40

  Report of Independent
  Auditors                                          45


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.
[] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"WE BELIEVE RISING

TREASURY PRICES LEFT

MUNICIPAL BONDS

IN A POSITION OF

RELATIVE VALUE."

October 9, 2000

Recap of Events -- Throughout most of the Funds' fiscal year ended August 31, 2000, the Federal Reserve Board focused on tightening the U.S. money supply, conducting a prolonged series of interest rate hikes. A strong U.S. economy and threatening inflation prompted the Fed to bump up short-term interest rates four times during the period, with the last increase coming on May 16, 2000.

During the fall of 1999, many bond buyers seemed to be ignoring municipal bonds in favor of the higher-yielding corporate bonds that were flooding the market. That scenario changed later in our fiscal year when interest rate hikes in February and March, coupled with the U.S. Treasury buyback and turmoil in the U.S. stock market in April, led to a marked increase in demand for the safety of U.S. Treasury securities. We believe rising Treasury prices left municipal bonds in a position of relative value. Investors began to recognize this value as Treasury yields dropped and AAA-rated municipal bond yields exceeded 6% in March (Source: Bloomberg). Since then, we have generally seen demand for municipal bonds on the upswing.*

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during our fiscal year. This caused demand to exceed supply as we ended our year (Source:
Moody's Investors Service Inc.).

The flip-flop between supply and demand in the municipal markets happened gradually throughout 2000. The Fed's latest interest rate hike in May supported that trend. By the end of our fiscal year, demand for municipal bonds remained high while municipal bond issuance for 2000 declined by about 19%, a reduction of about $33 billion from the same period one year prior (Source: Thomson Financial).

Total Return

For Period Ended August 31, 2000                                        One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund Class A                                 +4.39%
--------------------------------------------------------------------------------
Delaware Minnesota Insured Fund Class A                                  +4.63%
--------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Funds Average (51 funds)                 +4.43%
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund Class A                    +2.77%
--------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds Average (76 funds) +4.74%
--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund Class A                +0.32%
--------------------------------------------------------------------------------
Lipper High-Yield Municipal Debt Funds Average (68 funds)                +0.90%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                     +6.77%
Lehman Brothers Insured Municipal Bond Index                             +7.40%
Lehman Brothers Five-Year Municipal Bond Index                           +5.39%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends. Performance information for all Fund classes can be found on pages 7 through 10. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

*The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries.

"WE ARE ENCOURAGED

BY THE CURRENT

MARKET ENVIRONMENT."

[TAX-EXEMPT INCOME ARTWORK]

Long-term interest rates began to decline during the summer months, with the 30-year mortgage rate at 7.64% on August 31, 2000, about three quarters of a percentage point off its spring 2000 high for the year. The average yield on 30-year AAA-rated municipal bonds, which rarely is more than the yield for the 30-year Treasury bond, stood at 5.68% on August 31, 2000. By comparison, the 30-year Treasury bond was yielding 5.66% and two-year Treasury notes 6.16% on August 31, 2000 (Source: Bloomberg). For municipal bond tax-equivalent yields, see the chart on page 6.

Delaware's Municipal Bond Funds for Minnesota struggled during the first half of the fiscal year, but then rode the municipal market rally to positive returns as of August 31, 2000.

The Funds' portfolios are managed in a long-term perspective and relatively few changes were made to the Funds during the fiscal year. This long-term investment approach tends to minimize trading costs and limit realized capital gains. As a result, investors may get to keep more of what they earn. While there was a relatively small supply of bonds in some states, the scant supply of new bonds often helped improve the value of the bonds we held.

Market Outlook -- We are encouraged by the current market environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last three meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.

We believe that municipal bonds will continue to play a role in investors' well-diversified portfolios. In addition, we believe that in an environment where interest rates trend downward, investing in municipal bond funds will be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds, like Delaware's, are holding slightly older bonds -- many of which were issued at more attractive rates than most new issues coming to market.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
-------------------------------------     --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                                            Elizabeth H. Howell
                                       Senior Portfolio Manager

                                                October 9, 2000


Delaware Tax-Free

Minnesota Fund

Portfolio Characteristics
August 31, 2000
---------------------------------------------------------------
Current 30-Day SEC Yield*                                +4.68%
---------------------------------------------------------------
Average Effective Duration**                          7.0 years
---------------------------------------------------------------
Average Effective Maturity***                        11.1 years
---------------------------------------------------------------
Average Credit Quality                                        A
---------------------------------------------------------------

  *For Class A shares measured according
   to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC
   yield as of 8/31/00 for Class B shares
   was +4.12%. For Class C shares, the
   30-day SEC yield was +4.11%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

PORTFOLIO MANAGEMENT REVIEW
---------------------------


The Funds' Results
During the year ended August 31, 2000 we began to see strong performance in municipal markets despite changing interest rates. While municipal bond funds cash flows are negative year-to-date, July 2000 brought positive numbers that we hope to see continue, with investors pouring a net $850 million dollars into municipal bond funds (Source: Investment Company Institute).

The period was characterized by a continued diminishing of municipal bond supply, as states, counties and municipalities issued fewer bonds, likely due to strong local economies and tax bases, as well as the dramatic decline in bond refunding. Although healthcare bonds were weak during the period, bond issues for public projects such as transportation and higher education often exhibited strength. Furthermore, credit upgrades for bonds were substantial -- especially among tax-backed bonds (Source: Moody's Investors Service).

While new bond issuance was down more than 30% from a year ago, we believe there was ample supply in Minnesota (Source: Standard & Poor's), and we were generally able to purchase bonds with solid credit ratings and the potential for price appreciation. The uncertainty surrounding interest rates, meanwhile, dictated the need throughout our fiscal year for managing portfolio duration, a common measure of a bond or bond fund's sensitivity to interest rate changes.

Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Fund had a total return of +4.39% (Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 2000. The Fund performed slightly lower than its peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +4.43% for the same period.

We anticipated the decline in long-term interest rates late in the fiscal year, and kept the duration of the Fund slightly longer than that of its competitors. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Our goal was to increase the Fund's income potential to the greatest extent as is consistent with preservation of capital. In our opinion, funds with a longer average duration are poised to perform well over the coming months.

Delaware Minnesota Insured Fund
Portfolio Characteristics
August 31, 2000
-------------------------------------------------
Current 30-Day SEC Yield*                  +4.25%
-------------------------------------------------
Average Effective Duration**            4.8 years
-------------------------------------------------
Average Effective Maturity***           7.0 years
-------------------------------------------------
Average Credit Quality                        AAA
-------------------------------------------------
  *For Class A shares measured according
   to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC
   yield as of 8/31/00 for Class B shares
   was +3.68%. For Class C shares, the
   30-day SEC yield was +3.67%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

[TAX EXEMPT INCOME ARTWORK]

Delaware Tax-Free Minnesota Fund
Sector Allocation
August 31, 2000

Sector                                               Percentage of Net Assets
--------------------------------------------------------------------------------
Hospitals                                                    21.32%
--------------------------------------------------------------------------------
Housing                                                      18.70%
--------------------------------------------------------------------------------
Power Authority                                              17.16%
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                            11.74%
--------------------------------------------------------------------------------
General Obligation                                            8.95%
--------------------------------------------------------------------------------
Miscellaneous                                                 8.51%
--------------------------------------------------------------------------------
Industrial Development                                        8.05%
--------------------------------------------------------------------------------
Higher Education                                              5.57%
--------------------------------------------------------------------------------

Delaware Minnesota Insured Fund
Delaware Minnesota Insured Fund had a total return of +4.63% (Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 2000. We attribute the Fund's strong return to its investment in exclusively insured bonds rated AAA by Standard & Poor's, which is the highest bond credit rating available.

At the beginning of the fiscal year, more than 30% of the Fund's holdings were in pre-refunded bonds. Issuers often pre-refund their bonds when interest rates are decreasing in order to reduce their interest costs. New bonds are issued at a lower interest rate and the proceeds are placed in escrow, invested in U.S. Treasury securities, and used to pay off principal and interest on the original bond issue.

Delaware Minnesota Insured Fund
Sector Allocation
August 31, 2000

Sector                                               Percentage of Net Assets
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                              37.02%
--------------------------------------------------------------------------------
General Obligation                                             19.10%
--------------------------------------------------------------------------------
Hospitals                                                      16.99%
--------------------------------------------------------------------------------
Housing                                                        14.31%
--------------------------------------------------------------------------------
Power Authority                                                10.52%
--------------------------------------------------------------------------------
Miscellaneous                                                   2.06%
--------------------------------------------------------------------------------

Delaware Tax-Free Minnesota
Intermediate Fund
Portfolio Characteristics
August 31, 2000
----------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.50%
----------------------------------------------------------------------
Average Effective Duration**                                4.2 years
----------------------------------------------------------------------
Average Effective Maturity***                               5.2 years
----------------------------------------------------------------------
Average Credit Quality                                            BBB
----------------------------------------------------------------------

  *For Class A shares measured according
   to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC
   yield as of 8/31/00 for Class B shares
   was +3.77%. For Class C shares, the
   30-day SEC yield was +3.78%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Minnesota Intermediate Fund had a total return of +2.77% (Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 2000. Although the Fund's performance was strong, it underperformed compared to its peer group, as measured by the Lipper Other States Intermediate Municipal Debt Funds Average, which posted +4.74% for the same period. We believe the Fund's return was lower because it did not participate in the rally as much as funds with longer durations.

The Fund's relatively high yield resulted from an almost 41% allocation to pre-refunded bonds. In addition, a majority of the bonds in the portfolio had average maturities in the five-year to ten-year range, which benefited the Fund in two ways. The shorter-term bonds helped reduce price volatility, while the longer-term bonds generated attractive income.

Delaware Tax-Free Minnesota Intermediate Fund
Sector Allocation
August 31, 2000

Sector                                                Percentage of Net Assets
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                              40.59%
--------------------------------------------------------------------------------
Industrial Development                                         17.58%
--------------------------------------------------------------------------------
Health Care/Hospital                                           13.80%
--------------------------------------------------------------------------------
Housing                                                        11.61%
--------------------------------------------------------------------------------
Power Authority                                                 6.55%
--------------------------------------------------------------------------------
Lease/Certificates of Participation                             4.42%
--------------------------------------------------------------------------------
General Obligation                                              3.70%
--------------------------------------------------------------------------------
Miscellaneous                                                   1.75%
--------------------------------------------------------------------------------

Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota High-Yield Municipal Bond Fund had a total return of +0.32% (Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 2000. The Fund's performance was slightly lower than that of its peers, represented by the Lipper High-Yield Municipal Debt Funds Average, which returned +0.90% for the same period.

High-yield municipal bonds, in general, struggled throughout the fiscal year. In August 1999, the default of Allegheny Health Systems, a municipal bond issuer in Pennsylvania, had a ripple effect throughout the high-yield bond market, as investors seemed to grow increasingly concerned about credit risk. As a result, many investors also abandoned high-yield issues and sought the higher quality offered by investment-grade and government bonds. Toward the end of the fiscal year, there was some improvement and renewed interest in high-yield bonds, but in general they remained out of favor with investors.

Delaware Minnesota High-Yield
Municipal Bond Fund
Portfolio Characteristics
August 31, 2000
----------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +5.92%
----------------------------------------------------------------------
Average Effective Duration**                               10.2 years
----------------------------------------------------------------------
Average Effective Maturity***                              20.7 years
----------------------------------------------------------------------
Average Credit Quality                                              C
----------------------------------------------------------------------

  *For Class A shares measured according
   to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC
   yield as of 8/31/00 for Class B shares
   was +5.40%. For Class C shares, the
   30-day SEC yield was +5.41%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

--------------------------------------------------
  As of August 31, 2000, the yield on 30-year
  AAA-rated municipal bonds nationally was
  5.68% (Source: Bloomberg). The chart shows
  what the equivalent yield would be on a
  taxable investment for investors in each tax
  bracket.+
--------------------------------------------------

     30-Year AAA-Rated Municipal Bonds
     Tax-Equivalent Yields
     As of August 31,2000


10%                                   9.40%
 9%                          8.88%
 8%          7.88%    8.23%
 7%  6.68%
 6%
 5%
 4%
 3%
 2%
 1%
 0%
     -------------------------------------
      15%     28%     31%     36%    39.6%
              Income Tax Bracket

+Principal and interest of municipal bonds, unlike
 U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments

(Tax-Exempt Income Artwork)

When selecting bonds for the Fund, we analyze each bond on an individual basis. Although we are confident in our selection of bonds and their ability to make interest payments, since the prices on bonds in the Fund are likely to move in line with the market, we will probably see relatively flat total returns until investors return to the market. However, for the period ended August 31, 2000 Delaware Minnesota High-Yield Municipal Bond Fund paid the highest dividend compared to the Lipper Minnesota peer group (Source: Lipper, Inc.).

Delaware Minnesota High-Yield Municipal Bond Fund
Sector Allocation
August 31, 2000

Sector                                                Percentage of Net Assets
--------------------------------------------------------------------------------
Housing                                                        52.92%
--------------------------------------------------------------------------------
Hospitals                                                      20.90%
--------------------------------------------------------------------------------
Miscellaneous                                                   8.08%
--------------------------------------------------------------------------------
Industrial Development                                          5.34%
--------------------------------------------------------------------------------
General Obligation                                              3.82%
--------------------------------------------------------------------------------
Higher Education                                                3.61%
--------------------------------------------------------------------------------
City Agency                                                     3.31%
--------------------------------------------------------------------------------
Lease/Certificates of Participation                             2.02%
--------------------------------------------------------------------------------

Outlook
In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue through the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal markets. The Federal Reserve Board has promised to remain vigilant about keeping inflation under control and could continue with interest rate increases in the future. As of this writing, however, many analysts and investors seem to believe that the Fed may be finished with increases -- at least for the rest of this year. Long-term interest rates, meanwhile, are generally trending downward.

We believe that a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be a positive for municipal bonds and for the Funds. In our opinion, municipal bond funds will continue to be an important investment vehicle -- providing excellent diversification for investors' overall portfolios, as well as providing individual investors the potential to preserve their own capital and generate tax-free income.*

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS

Fund Objective

The Fund seeks to provide as high a level of current income exempt from federal and Minnesota state personal income taxes, as is consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$375.14 million

Number of Holdings
147

Fund Start Date
February 29, 1984

Your Fund Manager

Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA degree from Babson College and is a member of the Twin Cities Securities Analysts Society.

Nasdaq Symbols
Class A  DEFFX
Class B  DMOBX
Class C  DMOCX

DELAWARE TAX-FREE MINNESOTA FUND PERFORMANCE

Growth of a $10,000 Investment
August 31, 1990 through August 31, 2000


                       Lehman Brothers    Delaware Tax-Free
                       Municipal Bond     Minnesota Fund
                       Index              Class A

Aug-90                   $10,000              $9,625
Aug-91                   $11,179             $10,626
Aug-92                   $12,400             $11,745
Aug-93                   $13,944             $13,118
Aug-94                   $13,963             $13,071
Aug-95                   $15,201             $13,982
Aug-96                   $15,997             $14,751
Aug-97                   $17,476             $16,113
Aug-98                   $18,987             $17,525
Aug-99                   $19,091             $17,338
Aug-00                   $20,376             $18,098

Chart assumes $10,000 invested on August 31, 1990 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000            Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
   Excluding Sales Charge           +8.05%      +6.53%       +5.29%      +4.39%
   Including Sales Charge           +7.80%      +6.12%       +4.49%      +0.45%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
   Excluding Sales Charge           +4.94%                   +4.57%      +3.50%
   Including Sales Charge           +4.79%                   +4.23%      -0.47%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge           +4.81%                   +4.53%      +3.60%
   Including Sales Charge           +4.81%                   +4.53%      +2.61%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS

Fund Objective

The Fund seeks to provide as high a level of current income exempt from federal and Minnesota state personal income taxes, as is consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$252.59 million

Number of Holdings
111

Fund Start Date
May 1, 1987

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  MNINX
Class B  DVMBX
Class C  DVMCX


                  DELAWARE MINNESOTA INSURED FUND PERFORMANCE

Growth of a $10,000 Investment
August 31, 1990 through August 31, 2000

                       Lehman Brothers            Delaware
                       Insured Municipal Bond     Minnesota Insured
                       Index                      Fund Class A

Aug-90                   $10,000                    $9,625
Aug-91                   $11,245                    $10,555
Aug-92                   $12,541                    $11,765
Aug-93                   $14,191                    $13,460
Aug-94                   $14,122                    $13,350
Aug-95                   $15,409                    $14,341
Aug-96                   $16,245                    $15,105
Aug-97                   $17,773                    $16,355
Aug-98                   $19,409                    $17,686
Aug-99                   $19,352                    $17,655
Aug-00                   $20,787                    $18,473

Chart assumes $10,000 invested on August 31, 1990 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000            Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
   Excluding Sales Charge           +6.75%      +6.58%       +5.20%      +4.63%
   Including Sales Charge           +6.44%      +6.18%       +4.41%      +0.71%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge           +4.89%                   +4.46%      +3.86%
   Including Sales Charge           +4.74%                   +4.13%      -0.13%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge           +4.70%                   +4.42%      +3.85%
   Including Sales Charge           +4.70%                   +4.42%      +2.86%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Minnesota Insured Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS

Fund Objective
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a weighted average portfolio maturity of 10 years or less.

Total Fund Assets
As of August 31, 2000
$51.26 million

Number of Holdings
49

Fund Start Date
October 27, 1985

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  DXCCX
Class B  DVSBX
Class C  DVSCX

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE
FUND PERFORMANCE

Growth of a $10,000 Investment
August 31, 1990 through August 31, 2000

                       Lehman Brothers       Delaware Tax-Free
                       Five-Year Municipal   Minnesota Intermediate
                       Bond Index            Fund Class A

Aug-90                   $10,000                $ 9,725
Aug-91                   $11,049                $10,508
Aug-92                   $12,176                $11,402
Aug-93                   $13,272                $12,254
Aug-94                   $13,514                $12,452
Aug-95                   $14,582                $13,326
Aug-96                   $15,122                $13,783
Aug-97                   $16,121                $14,661
Aug-98                   $17,189                $15,583
Aug-99                   $17,574                $15,561
Aug-00                   $18,518                $15,991

Chart assumes $10,000 invested on August 31, 1990 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000             Lifetime   10 Years     Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
   Excluding Sales Charge           +5.49%      +5.08%       +3.67%      +2.77%
   Including Sales Charge           +5.30%      +4.79%       +3.09%      -0.05%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge           +3.06%                   +2.91%      +1.89%
   Including Sales Charge           +3.06%                   +2.91%      -0.06%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge           +3.46%                   +2.83%      +1.98%
   Including Sales Charge           +3.46%                   +2.83%      +1.00%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS

Fund Objective
To provide as high a level of current income exempt from federal and Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

Total Fund Assets
As of August 31, 2000
$56.03 million

Number of Holdings
66

Fund Start Date
June 4, 1996

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  DVMHX
Class B  DVMYX
Class C  DVMMX

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND
FUND PERFORMANCE

Growth of a $10,000 Investment
June 4, 1996 through August 31, 2000

                       Lehman Brothers    Delaware Minnesota
                       Municipal Bond     High-Yield Municipal Bond
                       Index              Fund Class A

Jun-96                   $10,000             $ 9,625
Aug-96                   $10,088             $ 9,730
Feb-97                   $10,606             $10,260
Aug-97                   $11,021             $10,754
Feb-98                   $11,575             $11,421
Aug-98                   $11,974             $11,876
Feb-99                   $12,287             $12,105
Aug-99                   $12,039             $11,844
Feb-00                   $12,031             $11,170
Aug-00                   $12,849             $11,882

Chart assumes $10,000 invested on June 4, 1996 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                          Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
   Excluding Sales Charge                         +5.13%      +0.32%
   Including Sales Charge                         +4.18%      -3.46%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge                         +4.88%      -0.49%
   Including Sales Charge                         +4.48%      -4.27%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
   Excluding Sales Charge                         +4.36%      -0.49%
   Including Sales Charge                         +4.36%      -1.43%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.


10

Statements of Net Assets

DELAWARE TAX-FREE MINNESOTA FUND

                                                        Principal       Market
August 31, 2000                                         Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.85%
   Continuing Care/Retirement Revenue
     Bonds - 1.05%
   Eden Prairie Health Care Facilities
     Revenue Refunding Castle Ridge Care
     Center 5.70% 7/1/28 ...........................   $ 1,740,000    $1,367,675
   Minnesota Agriculture & Economic
     Development Board - Benedictine
     Health Systems 5.75% 2/1/29 ...................     1,195,000       952,845
   New Hope Housing & Health Minnesota
     Masonic Home North Ridge
     5.875% 3/1/29 .................................     2,000,000     1,621,820
                                                                      ----------
                                                                       3,942,340
                                                                      ----------
   General Obligation Bonds - 8.95%
***Farmington Independent School District
     #192 Capital Appreciation
     Series B 5.75% 2/1/20 .........................     2,650,000       882,185
***Farmington Independent School District
     #192 Capital Appreciation
     Series B 5.77% 2/1/21 .........................     2,500,000       783,250
   Hennepin County Solid Waste
     5.75% 10/1/10 .................................     4,990,000     5,193,692
***Lakeville Independent School District #194
     Capital Appreciation Series B
     5.74% 2/1/19 ..................................     8,000,000     2,823,519
***Mahtomedi Independent School
     District #832 Series B
     5.28% 2/1/14 (MBIA) ...........................     1,540,000       764,903
   Minneapolis Unlimited Sales Tax
     Series 1992 6.30% 10/1/08 .....................     1,750,000     1,830,325
 **Minnesota State Inverse Floater ROLS
     5.39% 11/1/16 .................................     2,420,000     2,294,692
 **Minnesota State Inverse Floater ROLS
     5.39% 11/1/17 .................................     1,135,000     1,056,333
 **Minnesota State Inverse Floater ROLS
     5.39% 11/1/18 .................................     1,145,000     1,049,954
   Puerto Rico Commonwealth
     Public Improvement 5.25% 7/1/18 ...............     1,250,000     1,258,550
   Rochester Tax Increment 6.50% 12/1/04 ...........     1,000,000     1,005,110
  +Rockford Independent School
     District #883 Floater ROC
     4.33% 2/1/23 ..................................     3,510,000     3,510,000
 **Rockford Independent School
     District #883 Inverse Floater ROLS
     6.67% 2/1/23 ..................................     3,510,000     3,578,445
***Rosemont Independent School
     District #196 5.10% 4/1/12 (FSA) ..............     1,850,000     1,031,912
***Rosemont Independent School
     District #196 5.19% 4/1/13 (FSA) ..............     1,915,000     1,004,475
***Rosemont Independent School
     District #196 Series B
     5.00% 4/1/11 (FSA) ............................     2,600,000     1,541,124

                                                        Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
***Sartell Independent School District #748
     5.19% 2/1/13 (MBIA) .........................    $   540,000    $   285,676
***Sartell Independent School District #748
     5.36% 2/1/15 (MBIA) .........................      1,075,000        501,821
***Sartell Independent School District #748
     5.42% 2/1/16 (MBIA) .........................      1,750,000        766,745
***Sartell Independent School District #748
     5.48% 2/1/17 (MBIA) .........................      1,600,000        659,168
   St. Paul Tax Increment - Block 39
     Project A 4.75% 2/1/25 ......................      2,000,000      1,741,600
                                                                     -----------
                                                                      33,563,479
                                                                     -----------
   Higher Education Revenue Bonds - 5.57%
   Minnesota Higher Education Augsburg
     College Series 4F1 6.25% 5/1/23 .............      1,000,000      1,013,230
   Minnesota Higher Education Facilities
     Revenue Hamline University
     6.00% 10/1/12 ...............................      1,250,000      1,281,175
   Minnesota Higher Education Facilities
     Revenue Hamline University
     6.00% 10/1/16 ...............................      1,790,000      1,812,572
   Minnesota Higher Education St. Benedict's
     College 6.20% 3/1/16 ........................      1,000,000      1,022,320
   Minnesota Higher Education
     St. Thomas University Series 3-R2
     5.60% 9/1/14 ................................      1,100,000      1,113,805
  +University of Minnesota Floater ROC
     4.33% 7/1/21 ................................      7,170,000      7,170,000
 **University of Minnesota Inverse Floater
     ROLS 6.42% 7/1/21 ...........................      5,250,000      5,392,590
 **University of Minnesota Inverse Floater
     ROLS 6.92% 7/1/18 ...........................      1,920,000      2,112,000
                                                                     -----------
                                                                      20,917,692
                                                                     -----------
   Hospital Revenue Bonds - 21.32%
   Bemidji Hospital Facilities Revenue
     North County Health 6.05% 9/1/16 ............        600,000        606,666
   Bemidji Hospital Facilities Revenue
     North County Health 6.05% 9/1/24 ............      1,825,000      1,815,838
   Brainerd Benedictine Health Care Systems
     for St. Joseph's Hospital
     6.00% 2/15/12 (Connie Lee) ..................      2,250,000      2,354,175
   Duluth Economic Development Authority
     Benedictine for St. Mary's Hospital
     6.00% 2/15/20 (Connie Lee) ..................      9,450,000      9,611,311
   Duluth Economic Development Authority
     for St. Luke's Hospital
     6.40% 5/1/18 (Connie Lee) ...................      3,295,000      3,410,720
   Marshall Medical Center Weiner
     Memorial Medical Center Project
     6.00% 11/1/28 ...............................      1,000,000        810,250

                                                        Principal       Market
Delaware Tax-Free Minnesota Fund                        Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds (continued)
   Minneapolis Fairview Hospital Series 91B
     6.50% 1/1/11 (MBIA) .........................    $ 3,000,000    $ 3,124,470
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     System for Healthspan Series A
     4.75% 11/15/18 (AMBAC) ......................      4,000,000      3,614,840
   Robbinsdale North Memorial Medical
     5.50% 5/15/23 (AMBAC) .......................     10,725,000     10,492,911
 **Rochester Health Care Facilities Revenue
     Reg IRS for Mayo Clinic, Series H
     Inverse Floater 7.479% 11/15/15 .............      3,500,000      3,705,345
 **Rochester Minnesota Health Care
     Facilities Inverse Floater ROLS
     6.45% 11/15/27 ..............................     10,475,000     10,010,748
  +Rochester Minnesota Health Care
     Facilities Revenue Floater ROC
     4.30% 5/15/22 ...............................     10,475,000     10,475,000
   St. Louis Park Commercial Development
     Revenue for G & N, L P Project
     (Methodist Hospital Guaranteed)
     7.25% 6/1/13 ................................      1,120,000      1,144,830
   St. Louis Park Methodist Hospital
     5.20% 7/1/23 (AMBAC) ........................     10,220,000      9,583,703
   St. Paul Housing & Redevelopment
     Authority for HealthEast Authority
     Hospital Revenue 5.70% 11/1/15 ..............      1,300,000      1,066,637
   St. Paul Housing & Redevelopment
     Hospital Revenue for HealthEast
     Series A 6.625% 11/1/17 .....................      8,440,000      7,415,806
   Washington County Housing &
     Redevelopment Authority for
     HealthEast 5.50% 11/15/27 ...................      1,000,000        727,830
                                                                     -----------
                                                                      79,971,080
                                                                     -----------
   Housing Revenue Bonds - 18.70%
   Austin Housing & Redevelopment
     Authority Courtyard Residence
     Series 95A 7.25% 1/1/26 .....................        500,000        518,855
   Bloomington Housing & Redevelopment
     Authority Senior Summerhouse
     Bloomington Project 6.125% 5/1/35 ...........      3,420,000      2,918,765
   Brooklyn Center Multifamily Housing
     Revenue Ponds Family Housing
     Project Section 8 5.90% 1/1/20 ..............      2,250,000      2,269,170
   Burnsville Multifamily Bridgeway
     Apartments 7.625% 2/1/24 (FHA) ..............      3,370,000      3,414,585
   Carver County Housing & Redevelopment
     Authority Multifamily Revenue Lake
     Grace Apartments 6.00% 7/1/28 ...............      1,435,000      1,446,580

                                                        Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Dakota County Housing & Redevelopment
     Authority Multifamily Revenue,
     Affordable Housing View Point
     Project 6.125% 11/1/17 ......................... $ 2,475,000    $ 2,307,071
   Dakota County Housing & Redevelopment
     Authority Single Family
     8.10% 3/1/16 (GNMA) ............................      15,000         15,431
   Eden Prairie Multifamily Homes Tanager
     Creek 8.05% 6/20/31 (GNMA) .....................   7,605,000      8,507,790
   Eden Prairie Multifamily Revenue, Eden
     Investments 7.40% 8/1/25 (FHA) .................     400,000        410,240
   Eden Prairie Multifamily Windslope
     Apartments Section 8 Housing
     7.10% 11/1/17 ..................................   1,585,000      1,638,066
   Hopkins Renaissance Multifamily Housing
     Section 8 6.375% 4/1/20 ........................   1,000,000      1,040,400
   Little Canada Multifamily Housing
     Revenue Housing Alternative
     Development Company Project
     Series A 6.10% 12/1/17 .........................   1,600,000      1,534,032
   Little Canada Multifamily Housing
     Revenue Housing Alternative
     Development Company Project
     Series A 6.25% 12/1/27 .........................   2,900,000      2,758,045
   Minneapolis Housing Facility Revenue for
     Augustana Chapel View Project
     Series 1993 7.00% 4/1/18 .......................   1,000,000        970,490
   Minneapolis Multifamily Housing - Trinity
     Apartments Series A 6.75% 5/1/21 ...............   2,080,000      2,082,974
   Minneapolis Multifamily Mortgage for
     Seward Towers Project
     7.375% 12/20/30 (GNMA) .........................   4,000,000      4,092,360
   Minnesota Housing Finance Agency
     Multifamily Housing 6.95% 2/1/14 ...............   1,500,000      1,539,045
   Minnesota Housing Finance Agency
     Multifamily Housing Series 92A
     6.95% 8/1/17 ...................................     745,000        772,945
   Minnesota Housing Finance Agency
     Rental Housing Series B
     6.25% 8/1/22 ...................................     935,000        936,449
   Minnesota Housing Finance Agency
     Single Family Mortgage Series 91C
     7.10% 7/1/11 ...................................     220,000        225,524
   Minnetonka Multifamily Beacon Hill
     Project (Presbyterian Homes
     Guaranteed) 7.70% 6/1/25 .......................   2,000,000      2,015,240
   Oakdale Housing Oak Meadows Project
     7.00% 4/1/27 ...................................   6,800,000      6,694,804

                                                         Principal      Market
Delaware Tax-Free Minnesota Fund                         Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Park Rapids Multifamily Revenue The
     Court Apartments Project Section 8
     6.30% 2/1/20 ..................................   $ 3,170,000   $ 3,090,179
   Rochester Multifamily Revenue,
     Wedum-Shorewood Campus
     6.60% 6/1/36 ..................................     2,000,000     1,863,200
   St. Louis Park Multifamily Housing
     Revenue Community Housing
     6.25% 12/1/28 (FHA) ...........................     3,855,000     3,992,739
   St. Louis Park Multifamily Westwind
     Apartments Housing
     5.75% 1/1/29 (GNMA) ...........................     3,865,000     3,848,574
   St. Louis Park Residential Mortgage
     Revenue for Single Family
     7.25% 4/20/23 (GNMA) ..........................       900,000       924,543
   St. Paul Housing & Redevelopment
     Agency (Executive Life Guaranteed
     Investment Contract) Como Lake
     Project 7.50% 3/1/26 (FHA) ....................     1,000,000       980,000
   St. Paul Housing & Redevelopment Single
     Family Mortgage
     6.90% 12/1/11 (FNMA) ..........................        26,000        26,668
   St. Paul Housing & Redevelopment Single
     Family Mortgage
     6.90% 12/1/21 (FNMA) ..........................     1,070,000     1,105,599
   Stillwater Multifamily Housing Stillwater
     Cottages 7.00% 11/1/27 ........................     1,000,000       958,950
   Wadena Housing & Redevelopment
     Agency Humphrey Manor - Section 8
     6.00% 2/1/19 ..................................     2,130,000     2,155,943
   Washington County Housing &
     Redevelopment Authority Revenue
     Briar Pond - Series C
     7.25% 8/20/34 (GNMA) ..........................     1,015,000       983,890
   Wells Housing & Redevelopment Agency
     Broadway Apartments Project
     Section 8 7.00% 1/1/19 ........................     1,010,000     1,054,854
   Willmar Housing & Redevelopment
     Agency Highland Apartments
     Section 8 5.85% 6/1/19 ........................     1,050,000     1,058,358
                                                                     -----------
                                                                      70,152,358
                                                                     -----------
   Industrial Development Revenue Bonds - 8.05%
   Andover Development Revenue
     Downtown Center Project Series A
     7.00% 12/1/12 .................................     1,000,000     1,021,310
   Cloquet Pollution Control Revenue for
     Potlatch Corporation 5.90% 10/1/26 ............    15,000,000    14,181,000
   East Grand Forks for American Crystal
     Sugar Pollution Control Revenue
     7.75% 4/1/18 ..................................     1,230,000     1,265,436

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue
     Bonds (continued)
   International Falls Pollution Control
     Revenue Boise Cascade Project
     5.65% 12/1/22 .................................   $ 1,500,000   $ 1,334,880
   Richfield Commercial Development
     Revenue for Richfield Shoppes
     8.375% 10/1/13 ................................     2,200,000     2,385,614
   Seaway Port Authority Duluth Industrial
     Development Dock & Wharf Revenue
     Cargill Project Series E
     6.125% 11/1/14 ................................     4,500,000     4,667,670
   St. Cloud Commercial Development
     Revenue for Northwest Center
     Association 7.50% 8/1/12 ......................     3,943,971     4,022,614
   St. Paul Port Authority Commercial
     Development Revenue Fort Road
     Medical/Irvine Park
     7.50% 9/1/02 (Asset Gty) ......................     1,300,000     1,303,380
                                                                     -----------
                                                                      30,181,904
                                                                     -----------
   Lease/Certificates of Participation - 0.66%
   Beltrami County Housing &
     Redevelopment Authority Revenue
     6.20% 2/1/14 ..................................     1,010,000     1,042,017
   West St. Paul Commercial Mortgage
     Kmart Lease 7.00% 11/1/07 .....................     1,381,927     1,446,490
                                                                     -----------
                                                                       2,488,507
                                                                     -----------
   Power Authority Revenue Bonds - 17.16%
   Bass Brook Pollution Control Revenue for
     Minnesota Power & Light Company
      6.00% 7/1/22 .................................    17,000,000    16,754,350
   Bass Brook Pollution Control Revenue for
     Minnesota Power & Light Company
     6.00% 7/1/22 (MBIA) ...........................       750,000       763,980
   Guam Power Authority Revenue Bonds,
     99A 5.125% 10/1/29 ............................     1,000,000       916,130
   Northern Minnesota Municipal Power
     Agency Electric System Revenue
     5.50% 1/1/18 (AMBAC) ..........................     9,200,000     9,148,388
***Northern Minnesota Municipal Power
     Agency 4.83% 1/1/09 (AMBAC) ...................     3,815,000     2,562,726
   Northern Minnesota Municipal Power
     Agency Electric Systems
     4.75% 1/1/20 ..................................     4,500,000     4,043,835
 **Puerto Rico Electric Power Authority
     Inverse Floater ROLS
     4.79% 7/1/19 (FSA) ............................     3,050,000     2,464,949
   Puerto Rico Electric Power Authority
     Series EE 4.75% 7/1/24 ........................     3,250,000     2,900,593

                                                        Principal      Market
Delaware Tax-Free Minnesota Fund                        Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
   Puerto Rico Electric Power Authority
     Series X 5.50% 7/1/25 .......................    $ 2,930,000    $ 2,898,444
   Puerto Rico Electric Power Authority
     Series Z 5.25% 7/1/21 .......................      1,600,000      1,548,720
   Southern Minnesota Municipal Power
     Agency 4.75% 1/1/16 (MBIA) ..................      6,200,000      5,777,036
   Southern Minnesota Municipal Power
     Agency 5.75% 1/1/18 (MBIA) ..................      7,770,000      7,860,909
   Southern Minnesota Municipal Power
     Agency Supply System
     5.50% 1/1/15 (AMBAC) ........................      1,560,000      1,572,371
***Southern Minnesota Municipal Power
     Agency 5.57% 1/1/19 (MBIA) ..................      8,210,000      3,000,919
***Southern Minnesota Municipal Power
     Agency 5.60% 1/1/21 (MBIA) ..................      5,000,000      1,627,750
   Western Municipal Power Agency
     Revenue 6.125% 1/1/16 .......................        525,000        526,066
                                                                     -----------
                                                                      64,367,166
                                                                     -----------
  *Pre-Refunded/Escrowed to
     Maturity Bonds - 11.74%
   Blaine Industrial Development Revenue
     (Ball Corp.) 8.25% 12/1/00
     (Escrowed to Maturity) ......................        300,000        302,655
   Bloomington Tax Increment 9.75% 2/1/08
     (Escrowed to Maturity) ......................        500,000        601,095
   Brainerd Independent School District #181
     7.00% 6/1/11-01 .............................        390,000        396,887
   Faribault Independent School
     District #656 (MN School District
     Credit Enhanced) 6.10% 6/1/10-04 ............      1,000,000      1,049,120
   Glencoe/McLeod County Health Care
     8.50% 12/1/15-00 ............................        500,000        504,710
   Kenyon Wanamingo Independent School
     District #2172
     6.00% 2/1/18-05 (MBIA) ......................      2,350,000      2,471,048
   Maplewood Independent School
     District #622 7.10% 2/1/25-05 (FSA) .........     10,000,000     11,040,000
   Minneapolis Health Care American
     Baptist Homes 8.70% 11/1/09-01 ..............      2,485,000      2,650,849
   Minneapolis/St. Paul Housing &
     Redevelopment Authority HealthOne
     7.40% 8/15/11-00 (MBIA) .....................      1,360,000      1,402,106
   Minnesota Public Facilities Authority
     Water Pollution Control
     6.95% 3/1/13-01 .............................      5,220,000      5,388,815
   Minnesota Public Facilities Authority
     Water Pollution Control
     6.25% 3/1/16-05 .............................      4,400,000      4,715,172
   Owatonna Public Utilities
     6.75% 1/1/16-01 .............................      1,000,000      1,007,490

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity
     Bonds (continued)
   Pine Island Independent School
     District #255 6.625% 6/1/12-01 (FSA) ........    $   240,000    $   243,682
   Pine Island Independent School
     District #255 6.625% 6/1/13-01 (FSA) ........        310,000        314,755
   Pine Island Independent School
     District #255 6.625% 6/1/14-01 (FSA) ........        330,000        335,062
   Pine Island Independent School
     District #255 6.625% 6/1/15-01 (FSA) ........        355,000        360,446
   Pine Island Independent School
     District #255 6.625% 6/1/16-01 (FSA) ........        380,000        385,829
   Plainview Independent School
     District #810 6.70% 2/1/06-03 ...............        385,000        401,925
   Plainview Independent School
     District #810 6.75% 2/1/08-03 ...............        445,000        465,061
   Plainview Independent School
     District #811 6.75% 2/1/07-03 ...............        420,000        438,934
   Red Wing Housing & Redevelopment
     Agency Jordan Tower Section 8
     Series 92 7.00% 1/1/19-02 ...................      1,500,000      1,576,470
 **Richfield Independent School
     District #280 Series C, Inverse Floater
     5.34% 2/1/15-03 .............................      1,365,000      1,417,034
   Southern Minnesota Municipal Power
     Agency Revenue 5.75% 1/1/18
     (Escrowed to Maturity) (MBIA) ...............      1,000,000      1,054,620
   Southern Minnesota Municipal Power
     Agency Supply System 5.50% 1/1/15
     (Escrowed to Maturity) (AMBAC) ..............        990,000      1,008,167
   Spring Park, Minnesota Twin Birch Health
     Care Center (Guarantor: Presbyterian
     Homes of Minnesota)
     8.25% 8/1/11-01 .............................        600,000        631,614
   St. Cloud Housing & Redevelopment
     Authority Northway A&B Project -
     Section 8 7.50% 12/1/18-00 ..................      2,045,000      2,100,276
   University Of Minnesota Series A
     6.00% 2/1/11 (Escrowed to Maturity) .........      1,500,000      1,506,645
   Western Minnesota Municipal Power
     Agency Revenue 9.75% 1/1/16
     (Escrowed to Maturity) (MBIA) ...............        185,000        269,606
                                                                     -----------
                                                                      44,040,073
                                                                     -----------
   Water & Sewer Revenue Bonds - 4.05%
  +Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Floater ROC 4.33% 3/1/14 ....................      5,000,000      5,000,000
 **Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Inverse Floater ROLS 5.92% 3/1/14 ...........      5,000,000      4,820,450

                                                           Principal    Market
Delaware Tax-Free Minnesota Fund                           Amount       Value
--------------------------------------------------------------------------------

   Municipal Bonds (continued)
   Water & Sewer Revenue Bonds (continued)
   Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     4.75% 3/1/19 ..............................     $ 2,000,000     $ 1,802,060
 **Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Inverse Floater ROLS 4.64% 3/1/16 .........       2,000,000       1,654,060
   Puerto Rico Aqueduct & Sewer Authority
     5.00% 7/1/19 ..............................       2,000,000       1,910,600
                                                                     -----------
                                                                      15,187,170
                                                                     -----------
   Other Revenue Bonds - 1.60%
   Minneapolis Community Development
     Agency Common Bond Fund
     Opportunity Workshop Project
     Series 2A 7.125% 12/1/05 ..................         510,000         536,520
   Minneapolis Community Development
     Agency Common Bond Fund
     7.95% 12/1/11 .............................         855,000         904,257
   Minneapolis Community Development
     Agency Common Bond Fund
     7.40% 12/1/21 .............................         795,000         833,550
***Minneapolis Community Development
     Agency Tax Increment Revenue
     4.83% 9/1/09 ..............................       5,750,000       3,741,352
                                                                    ------------
                                                                       6,015,679
                                                                    ------------
   Total Municipal Bonds
     (cost $362,664,372) .......................                     370,827,448
                                                                    ------------
   Total Market Value of Securities - 98.85%
     (cost $362,664,372) .......................                     370,827,448
   Receivables and Other Assets Net
     of Liabilities - 1.15% ....................                       4,312,509
                                                                    ------------
   Net Assets Applicable to 30,956,208
     Shares Outstanding - 100.00% ..............                    $375,139,957
                                                                    ============

--------------------------------------------------------------------------------
   Net Asset Value - Delaware Tax Free
     Minnesota Fund A Class
     ($355,572,684 / 29,342,763 Shares) .......................           $12.12
                                                                          ------
   Net Asset Value - Delaware Tax Free
     Minnesota Fund B Class
     ($13,411,720 / 1,106,263 Shares) .........................           $12.12
                                                                          ------
   Net Asset Value - Delaware Tax Free
     Minnesota Fund C Class
     ($6,155,553 / 507,182 Shares) ............................           $12.14
                                                                          ------
----------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.
***Zero Coupon Bond - The interest rate shown is the effective yield as of
   August 31, 2000.
  +Floater represents a security that pays interest at a rate that increases
   (decreases) with an increase (decrease) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest (unlimited
     authorization - no par) ....................................  $367,999,230
   Undistributed net investment income ..........................        14,139
   Accumulated net realized loss
     on investments .............................................    (1,036,488)
   Net unrealized appreciation
     of investments .............................................     8,163,076
                                                                   ------------
   Total net assets .............................................  $375,139,957
                                                                   ============
   Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
   Asset Gty - Insured by the Asset Guaranty Insurance Company
   Connie Lee - Insured by College Construction Insurance Association
   FHA - Insured by the Federal Housing Authority
   FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

   Net Asset Value and Offering Price per Share -
     Delaware Tax-Free Minnesota Fund
   Net asset value A Class (A) ...................................        $12.12
   Sales charge (3.75% of offering price
     or 3.88% of amount invested
     per share) (B) ..............................................          0.47
                                                                          ------
   Offering price ................................................        $12.59
                                                                          ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MINNESOTA INSURED FUND
===============================

                                                        Principal        Market
August 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.70%
   General Obligation Bonds - 19.10%
   Anoka County Capital Improvement
     Series C 5.90% 2/1/11 (FGIC) ..................  $ 8,045,000    $ 8,166,480
   Becker Refunding Tax Increment Series D
     6.25% 8/1/15 (MBIA) (AMT) .....................    6,300,000      6,409,179
   Hennepin County Solid Waste IBC
     5.75% 10/1/10 (MBIA) ..........................    1,800,000      1,869,192
   Hopkins Independent School District #270
     4.875% 2/1/14 (MBIA) ..........................      400,000        389,428
  +Rockford Minnesota Independent School
     District #883 Floater ROC
     4.33% 2/1/23 (FSA) ............................    1,605,000      1,605,000
 **Rockford Minnesota Independent School
     District #883 Inverse Floater ROLS
     Series II-R-30-B 7.15% 2/1/21 (FSA) ...........    1,605,000      1,639,861
***Rosemount Independent School
     District #196 4.832% 4/1/09 (FSA) .............    1,860,000      1,234,612
***Rosemount Independent School
     District #196 Series B
     4.903% 4/1/10 (FSA) ...........................    2,240,000      1,408,176
***Sauk Rapids Minnesota Independent
     School District #047
     5.714% 2/1/15 (FSA) ...........................    2,700,000      1,198,476
***Sauk Rapids Minnesota Independent
     School District #047
     5.836% 2/1/17 (FSA) ...........................    2,245,000        873,081
  +South Washington County Independent
     School District #833 Floater ROC
     3.98% 2/1/20 (MBIA) ...........................    7,085,000      7,085,000
 **South Washington County Independent
     School District #833 Inverse Floater
     ROLS Series II R-34-A
     7.15% 2/1/20 (MBIA) ...........................    3,440,000      3,550,149
 **South Washington County Independent
     School District #833 Inverse Floater
     ROLS Series II R-34-B
     7.15% 2/1/21 (MBIA) ...........................    3,645,000      3,734,886
   South Washington County Independent
     School District #883
     6.125% 6/1/09 (FGIC) ..........................    1,430,000      1,444,858
   South Washington County Independent
     School District #883
     6.125% 6/1/11 (FGIC) ..........................    2,720,000      2,756,366
   Stillwater Independent School
     District #834 5.50% 2/1/10 (FGIC) .............    2,995,000      3,027,017
   Western Lake Superior Series A
     6.00% 10/1/08 (MBIA) (AMT) ....................      400,000        421,172
   Western Lake Superior Series A
     6.10% 10/1/09 (MBIA) (AMT) ....................      425,000        448,409
   Western Lake Superior Series A
     6.20% 10/1/10 (MBIA) (AMT) ....................      450,000        475,961

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
   Western Lake Superior Series A
     6.20% 10/1/11 (MBIA) (AMT) ....................   $  475,000    $   500,878
                                                                     -----------
                                                                      48,238,181
                                                                     -----------
   Hospital Revenue Bonds - 16.99%
   Brainerd Benedictine Health Care
     Systems for St. Joseph's Hospital
     6.00% 2/15/12 (Connie Lee) ....................    1,500,000      1,569,450
   Brainerd Benedictine Health Care
     Systems for St. Joseph's Hospital
     6.00% 2/15/20 (Connie Lee) ....................    2,000,000      2,038,060
   Duluth Economic Development Authority
     Benedictine for St. Mary's Hospital
     6.00% 2/15/20 (Connie Lee) ....................    1,300,000      1,322,191
   Duluth Economic Development Authority
     St. Luke's Hospital
     6.40% 5/1/10 (Connie Lee) .....................    3,335,000      3,493,279
   Duluth Economic Development Authority
     St. Luke's Hospital
     6.40% 5/1/18 (Connie Lee) .....................      500,000        517,560
   Minneapolis Fairview Hospital Series 91B
     6.50% 1/1/11 (MBIA) ...........................    3,000,000      3,124,470
   Minneapolis Health Care Facility Revenue
     Fairview Hospital & Healthcare
     Series A 5.25% 11/15/19 (MBIA) ................    2,750,000      2,656,253
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Children's
     Health Care Series
     5.50% 8/15/25 (FSA) ...........................    2,250,000      2,190,398
   Minneapolis/St. Paul Housing &
     Redevelopment Authority HealthOne
     7.40% 8/15/05 (MBIA) ..........................      600,000        618,714
   Minneapolis/St. Paul Housing &
     Redevelopment Authority HealthOne
     7.40% 8/15/11 (MBIA) ..........................    2,370,000      2,443,375
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     Systems for Healthspan Series 93A
     5.00% 11/15/13 (FSA) ..........................    6,490,000      6,360,654
  +Minnesota Agriculture & Economic
     Development Board Revenue Bond
     Floater ROC 3.98% 11/15/26 (MBIA) .............    5,125,000      5,125,000
 **Minnesota Agriculture & Economic
     Development Board Inverse Floater
     ROLS Series II R-33
     7.45% 11/15/26 (MBIA) .........................    5,125,000      5,152,983
   Robbinsdale North Memorial Medical
     5.50% 5/15/23 (AMBAC) .........................    5,400,000      5,283,144
   St. Paul Ramsey Medical
     5.50% 5/15/13 (AMBAC) .........................    1,000,000      1,013,090
                                                                     -----------
                                                                      42,908,621
                                                                     -----------

                                                        Principal        Market
Delaware Minnesota Insured Fund                           Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds - 14.31%
   Chaska Waters Edge Multifamily Revenue
     7.30% 1/20/30 (GNMA) ..........................  $ 3,257,000    $ 3,541,825
   Dakota County Housing & Redevelopment
     Authority Single Family Mortgage
     Revenue 6.70% 10/1/17 (FNMA) ..................    2,790,000      2,871,161
   Dakota County Housing &
     Redevelopment Authority Single Family
     Mortgage Revenue
     5.85% 10/1/30 (GNMA/FNMA) .....................    4,000,000      4,005,360
   Duluth Economic Development Authority
     6.00% 2/15/17 (Connie Lee) ....................   10,000,000     10,548,500
   Eagan Multifamily Revenue Woodridge
     Apartments 5.90% 8/1/20 (GNMA) ................    1,000,000      1,021,170
   Hopkins Multifamily Housing Auburn
     Apartments 8.05% 6/20/31 (GNMA) ...............    3,790,000      4,172,980
   Minneapolis/St. Paul Housing Finance
     Board Housing Project Phase V
     8.875% 11/1/18 (GNMA) .........................       35,000         35,060
   Minneapolis/St. Paul Housing Finance
     Board Housing Project Phase IX
     7.25% 8/1/21 (GNMA) ...........................      805,000        830,358
   Minneapolis/St. Paul Housing Finance
     Board Housing Project Phase IX
     7.30% 8/1/31 (GNMA) ...........................      550,000        565,939
   Minneapolis/St. Paul Housing Finance
     Board Single Family Mortgage Revenue
     8.30% 8/1/21 (GNMA) ...........................       55,000         55,098
   Minneapolis/St. Paul Housing Finance
     Board Trinity Apartments
     8.125% 12/1/14 (GNMA) .........................       85,000         85,519
   Minnesota Housing Finance Agency
     Single Family Housing Rental
     5.95% 2/1/15 (AMBAC) ..........................    2,325,000      2,402,190
   Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A 7.05% 7/1/22 (AMBAC) .................      365,000        373,479
   Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A 7.45% 7/1/22 (AMBAC) .................      370,000        378,462
   St. Paul Housing & Redevelopment
     Authority Multifamily Housing
     6.60% 10/1/12 (FNMA) ..........................    4,000,000      4,180,280
   White Bear Lake Multifamily Housing
     Lake Square 5.875% 2/1/15 (FHA) ...............    1,055,000      1,089,731
                                                                     -----------
                                                                      36,157,112
                                                                     -----------
   Power Authority Revenue Bonds - 10.52%
   Marshall Utility Revenue
     6.45% 7/1/10 (FSA) ............................      500,000        524,290
   Marshall Utility Revenue
     6.45% 7/1/11 (FSA) ............................      100,000        104,858
   Marshall Utility Revenue
     6.50% 7/1/12 (FSA) ............................      500,000        524,945

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
   Marshall Utility Revenue
     6.50% 7/1/13 (FSA) ............................   $  500,000     $  524,945
   Northern Minnesota Municipal Power
     Agency Electric Systems
     4.75% 1/1/20 (AMBAC) ..........................    2,100,000      1,887,123
   Northern Minnesota Municipal Power
     Agency Electric System Revenue
     5.50% 1/1/18 (AMBAC) ..........................    4,200,000      4,176,438
 **Northern Municipal Power Agency
     Minnesota Electric System Revenue
     Inverse Floater ROLS Series II-R-32
     6.44% 1/1/13 (FSA) ............................    4,585,000      4,700,955
  +Northern Municipal Power Agency
     Minnesota Electric System Revenue
     Floater ROC Series II-R-32
     3.98% 1/1/13 (FSA) ............................    4,585,000      4,585,000
 **Puerto Rico Electric Power Authority
     Inverse Floater ROLS Series RR II 99-3
     5.38% 7/1/19 (FSA) ............................    2,825,000      2,283,109
   Puerto Rico Electric Power Authority
     Series Revenue EE
     4.50% 7/1/18 (MBIA) ...........................    4,500,000      4,112,145
   Puerto Rico Electric Power Authority
     Revenue Series GG
     4.75% 7/1/21 (FSA) ............................    1,000,000        921,600
   Southern Minnesota Municipal Power
     Agency 4.75% 1/1/16 (MBIA) ....................    2,400,000      2,236,272
                                                                     -----------
                                                                      26,581,680
                                                                     -----------
  *Pre-Refunded/Escrowed to
     Maturity Bonds - 37.02%
   Alexandria Independent School
     District #206 Crossover Refunded
     Series A 6.30% 2/1/13-03 (MBIA) ...............    1,775,000      1,841,172
   Becker Wastewater Treatment Facility
     Series A 5.95% 2/1/14-04 (MBIA) ...............      500,000        520,215
   Brainerd Independent School
     District #181 7.00% 6/1/09-01(FGIC) ...........      515,000        524,285
   Brainerd Independent School
     District #181 7.00% 6/1/10-01(FGIC) ...........      550,000        559,917
   Buffalo Independent School
     District #887 6.10% 2/1/15-03 (FSA) ...........    1,030,000      1,064,948
   Carver County Housing & Redevelopment
     Authority Jail Facility
     6.40% 2/1/10-02 (MBIA) ........................      515,000        527,494
   Carver County Housing & Redevelopment
     Authority Jail Facility
     6.40% 2/1/11-02 (MBIA) ........................      550,000        563,343
   Carver County Housing & Redevelopment
     Authority Jail Facility
     6.40% 2/1/12-02 (MBIA) ........................      585,000        599,192

                                                        Principal        Market
Delaware Minnesota Insured Fund                           Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to
     Maturity Bonds (continued)
   Carver County Housing & Redevelopment
     Authority Jail Facility
     6.40% 2/1/13-02 (MBIA) .......................   $   625,000     $  640,163
   Carver County Housing & Redevelopment
     Authority Jail Facility
     6.40% 2/1/14-02 (MBIA) .......................       670,000        686,254
   Dakota & Washington Counties Housing
     & Redevelopment Authority Single
     Family Mortgage Revenue
     8.375% 9/1/21 (Escrowed to Maturity)
     (GNMA) .......................................    14,115,000     18,705,753
   Dakota & Washington Counties Housing
     & Redevelopment Authority Single
     Family Mortgage Revenue
     8.15% 9/1/16 (Escrowed to Maturity)
     (MBIA) .......................................       405,000        502,986
   Dakota & Washington Counties Housing
     & Redevelopment Authority Single
     Family Mortgage Revenue
     8.45% 9/1/19 (Escrowed to Maturity)
     (GNMA) .......................................     9,000,000     11,830,140
   Delano Independent School District #879
     7.25% 2/1/10-01 (AMBAC) ......................       500,000        505,435
   Detroit Lakes Benedictine Health for
     St. Mary's Hospital
     6.00% 2/15/12-03 (Connie Lee) ................     1,630,000      1,719,406
   Detroit Lakes Benedictine Health for
     St. Mary's Hospital
     6.00% 2/15/19-03 (Connie Lee) ................     1,000,000      1,054,850
   Duluth Economic Development Authority
     Health Care Duluth Clinic
     6.30% 11/1/22-04 (AMBAC) .....................     3,750,000      3,978,917
   Eden Prairie Independent School
     District #272 5.85% 2/1/13-01 (FGIC) .........     2,500,000      2,542,200
   Eden Prairie Independent School
     District #272 5.65% 2/1/13-02 (MBIA) .........     3,200,000      3,245,408
   Elk River Independent School
     District #728 6.30% 2/1/14-02 (FSA) ..........       500,000        511,460
   Elk River Independent School
     District #728 6.30% 2/1/15-02 (FSA) ..........       665,000        680,242
   Elk River Independent School
     District #728 Series 92 B
     6.00% 2/1/09-03 (AMBAC) ......................     3,950,000      4,075,136
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/10-03 (AMBAC) ......................       230,000        237,286
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/11-03 (AMBAC) ......................       245,000        252,762
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/12-03 (AMBAC) ......................       265,000        273,395

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to
     Maturity Bonds (continued)
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/13-03 (AMBAC) ......................   $   280,000     $  288,870
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/14-03 (AMBAC) ......................       300,000        309,504
   Ellendale Geneva Independent School
     District #762
     6.00% 2/1/15-03 (AMBAC) ......................       320,000        330,138
   Farmington Independent School
     District #192 6.80% 2/1/11-01 (MBIA) .........       850,000        857,735
   Maplewood Independent School
     District #622 7.10% 2/1/19-05 (MBIA) .........     5,935,000      6,552,240
   Maplewood Independent School
     District #622 7.10% 2/1/25-05 (FSA) ..........    11,525,000     12,723,600
   Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     6.50% 3/1/14-02 (MBIA) .......................     1,500,000      1,573,830
   Moorhead Independent School
     District #152
     5.90% 2/1/10-01 (AMBAC) ......................       475,000        477,641
   Moorhead Independent School
     District #152
     5.90% 2/1/11-01 (AMBAC) ......................       505,000        507,808
   Moorhead Independent School
     District #152
     5.90% 2/1/12-01 (AMBAC) ......................       540,000        543,002
   Moorhead Independent School
     District #152
     6.00% 2/1/13-01 (AMBAC) ......................       575,000        578,421
   Moorhead Minnesota Public Utilities
     6.25% 11/1/12-02 (MBIA) ......................       735,000        759,689
   Northern Minnesota Municipal Power
     Agency Series B
     5.90% 1/1/08-03 (AMBAC) ......................       700,000        735,679
   Southern Minnesota Municipal Power
     Agency Revenue 5.75% 1/1/18
     (Escrowed to Maturity) (AMBAC) ...............       670,000        687,286
   Southern Minnesota Municipal Power
     Agency Revenue 5.75% 1/1/18
     (Escrowed to Maturity) (MBIA) ................     3,790,000      3,968,206
   St. Cloud Hospital Facility Revenue
     6.75% 7/1/11-01 (AMBAC) ......................       400,000        415,600
   St. Cloud Hospital Facility Revenue
     6.75% 7/1/15-01 (AMBAC) ......................       500,000        519,500
   St. Cloud Hospital Facility Revenue
     7.00% 7/1/07-01 (AMBAC) ......................       500,000        520,495
   Washington County Housing &
     Redevelopment Authority Jail Facilities
     7.00% 2/1/12-02 (MBIA) .......................       500,000        517,745

                                                       Principal        Market
Delaware Minnesota Insured Fund                          Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to
     Maturity Bonds (continued)
   Western Minnesota Municipal Power
     Agency Revenue 6.60% 1/1/10
     (Escrowed to Maturity) (MBIA) ...............   $ 2,000,000   $  2,220,140
   Western Minnesota Municipal Power
     Agency Revenue 9.75% 1/1/16
     (Escrowed to Maturity) (MBIA) ...............       530,000        772,385
                                                                   ------------
                                                                     93,501,873
                                                                   ------------
   Transportation Revenue Bonds - 0.76%
***Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Series A 5.456% 7/1/18 (AMBAC) ..............     5,000,000      1,914,650
                                                                   ------------
                                                                      1,914,650
                                                                   ------------
   Total Municipal Bonds
     (cost $239,582,111) .........................                  249,302,117
                                                                   ------------
                                                         Number
                                                       of Shares

   Short-Term Investments - 0.18%
   Wells Fargo National Tax-Free Money
     Market Fund .................................       466,959        466,959
                                                                   ------------
   Total Short-Term Investments
   (cost $466,959) ...............................                      466,959
                                                                   ------------
   Total Market Value of Securities -
     98.88% (cost $240,049,070) ..................                  249,769,076
   Receivables and Other Assets Net
     of Liabilities - 1.12% ......................                    2,822,455
                                                                   ------------
   Net Assets Applicable to 24,107,328
     Shares Outstanding - 100.00% ................                 $252,591,531
                                                                   ============
   Net Asset Value - Delaware Minnesota
     Insured Fund A Class
     ($238,485,898 / 22,760,514 Shares) ..........                       $10.48
                                                                         ------
   Net Asset Value - Delaware Minnesota
     Insured Fund B Class
     ($10,490,635 / 1,002,003 Shares) ............                       $10.47
                                                                         ------
   Net Asset Value - Delaware Minnesota
     Insured Fund C Class
     ($3,614,998 / 344,811 Shares) ...............                       $10.48
                                                                         ------
----------------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.
***Zero Coupon Bond - The interest rate shown is the effective yield as of
   August 31, 2000.
  +Floater represents a security that pays interest at a rate that increases
   (decreases) with an increase (decrease) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) .....................                   $249,603,868
Undistributed net investment income ...........                         25,228
Accumulated net realized loss
  on investments ..............................                    (6,757,571)
Net unrealized appreciation of investments ....                      9,720,006
                                                                  ------------
Total net assets ..............................                   $252,591,531
                                                                  ============
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Minnesota Insured Fund
Net asset value A Class (A) ......................                       $10.48
Sales charge (3.75% of offering price or
  3.91% of amount invested per share) (B) ........                         0.41
                                                                         ------
Offering price ...................................                       $10.89
                                                                         ======
---------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND

                                                        Principal       Market
August 31, 2000                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.25%
  General Obligation Bonds - 3.70%
**Minnesota State Inverse Floater
    ROLS 5.94% 11/1/16 ...........................     $2,000,000     $1,896,440
                                                                      ----------
                                                                       1,896,440
                                                                      ----------
  Health Care/Hospital Revenue
    Bonds - 13.80%
  Fergus Falls Health Care Facility Broen
    Memorial Home Project 6.20% 11/1/05 ..........        100,000         98,479
  Fergus Falls Health Care Facility Broen
    Memorial Home Project 6.30% 11/1/06 ..........        200,000        196,490
  Fergus Falls Health Care Facility Broen
    Memorial Home Project 6.40% 11/1/07 ..........        200,000        196,058
  Fergus Falls Health Care Facility Broen
    Memorial Home Project 6.60% 11/1/09 ..........        240,000        234,353
  Fergus Falls Health Care Facility Broen
    Memorial Home Project 6.70% 11/1/10 ..........        260,000        253,448
  New Hope Housing & Health Minnesota
    Masonic Home North Ridge
    5.875% 3/1/29 ................................      1,000,000        810,910
  Maplewood Health Care Facility For
    HealthEast 5.70% 11/15/02 ....................      1,000,000        977,440
  Maplewood Health Care Facility For
    HealthEast 5.95% 11/15/06 ....................      2,200,000      2,056,978
  Minneapolis Health Care Facilities
    Jones-Harrison Residence Project
    5.90% 10/1/16 ................................        125,000        107,958
  Rochester Nursing Home & Multifamily
    Housing Revenue Samaritan Bethany, Inc.
    6.00% 5/1/04 .................................        300,000        299,991
  Rochester Nursing Home & Multifamily
    Housing Revenue Samaritan Bethany, Inc.
    6.10% 5/1/05 .................................        250,000        250,070
  St. Paul Housing & Redevelopment Authority
    for HealthEast Authority Hospital Revenue
    5.70% 11/1/15 ................................        800,000        656,392
  St. Paul Housing & Redevelopment Authority
    for HealthEast Authority Hospital Revenue
    5.85% 11/1/17 ................................      1,160,000        935,749
                                                                      ----------
                                                                       7,074,316
                                                                      ----------
  Housing Revenue Bonds - 11.61%
  Minneapolis Multifamily Housing - Trinity
    Apartments Series A 6.75% 5/1/21 .............      2,970,000      2,974,247
  Oakdale Elderly Housing Revenue PHM/
    Oakdale Project 5.75% 3/1/18 .................      1,400,000      1,181,474
  Oakdale Housing Oak Meadows Project
    6.20% 4/1/07 .................................        150,000        147,303
  Oakdale Housing Oak Meadows Project
    6.30% 4/1/08 .................................        260,000        254,940
  Oakdale Housing Oak Meadows Project
    6.50% 4/1/10 .................................        295,000        290,047

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Park Rapids Multifamily Revenue The Court
    Apartments Project Section 8
    6.05% 8/1/12 .................................     $1,040,000     $1,043,474
  St. Paul Housing & Redevelopment Single
    Family Mortgage 6.90% 12/1/21 (FNMA) .........         60,000         61,996
                                                                      ----------
                                                                       5,953,481
                                                                      ----------
  Industrial Development Revenue
    Bonds - 17.58%
  Andover Development Revenue Downtown
    Center Project Series A 6.50% 12/1/06 ........      1,795,000      1,802,647
  Brooklyn Center Commercial Development
    Revenue Brookdale Association
    5.70% Mandatory Put 12/1/07 ..................      1,000,000      1,009,380
  Duluth Gross Revenue Bond Duluth
    Entertainment 7.00% 12/1/03 ..................      1,250,000      1,324,475
  Duluth Gross Revenue Bond Duluth
    Entertainment 7.30% 12/1/06 ..................        250,000        273,525
  Minnesota Public Facilities Authority
    Pollution Control Revenue Series A
    6.55% 3/1/03 .................................      1,720,000      1,771,411
  Richfield Shoppes Commercial Development
    Revenue Richfield Shoppes Project
    7.50% 10/1/04 ................................        820,000        823,050
  St. Paul Port Authority Commercial
    Development Revenue Fort Road
    Medical/Irvine Park 7.50% 9/1/02
    (Asset Gty) ..................................      2,000,000      2,005,200
                                                                      ----------
                                                                       9,009,688
                                                                      ----------
  Lease/Certificates of Participation - 4.42%
  Beltrami County Housing & Redevelopment
    Authority Revenue 5.90% 2/1/08 ...............        355,000        365,771
  Beltrami County Housing & Redevelopment
    Authority Revenue 6.00% 2/1/09 ...............        380,000        391,803
  Beltrami County Housing & Redevelopment
    Authority Revenue 6.00% 2/1/10 ...............        405,000        415,980
  Beltrami County Housing & Redevelopment
    Authority Revenue 6.10% 2/1/11 ...............        430,000        443,154
  Hibbing Economic Development Authority
    Revenue 6.10% 2/1/08 .........................        650,000        651,320
                                                                      ----------
                                                                       2,268,028
                                                                      ----------
  Power Authority Revenue Bonds - 6.55%
  Eveleth Industrial Development Revenue for
    Minnesota Power & Light Company
    6.125% 1/1/04 ................................      2,500,000      2,551,125
**Puerto Rico Electric Power Authority
    Revenue Series DD Inverse Floater
    ROLS 5.380% 7/1/19 (FSA) .....................      1,000,000        808,180
                                                                      ----------
                                                                       3,359,305
                                                                      ----------

                                                       Principal        Market
Delaware Tax-Free Minnesota Intermediate Fund           Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed To Maturity
   Bonds - 40.59%
  Austin Independent School District #492
   6.875% 2/1/12-01 (MBIA) ......................   $  1,205,000    $  1,216,327
  Braham Independent School District #314
   6.30% 2/1/19-01 (AMBAC) ......................      3,015,000       3,036,497
  Eden Valley Watkins Independent School
   District #463 6.55% 2/1/11-02 (FSA) ..........        250,000         256,570
  Eden Valley Watkins Independent School
   District #463 6.60% 2/1/16-02 (FSA) ..........        615,000         631,574
  Mankato Independent School District #77
   6.35% 2/1/13-02 (FSA) ........................      1,350,000       1,381,847
  Metropolitan Council Hubert H. Humphrey
   Metrodome Sports Facility Revenue
   Series 92 6.00% 10/1/09
   (Escrowed to Maturity) .......................      3,520,000       3,680,160
  Minnesota State 6.25% 8/1/10-02 ...............      4,000,000       4,136,400
  Olmstead County 6.85% 2/1/02-01 ...............        800,000         808,080
  Olmstead County 6.90% 2/1/03-01 ...............        900,000         909,270
  Olmstead County 6.95% 2/1/04-01 ...............        950,000         959,975
**Richfield Independent School District #280
   Series C Inverse Floater 5.34% 2/1/15-03 .....      1,000,000       1,038,120
  St. Cloud Hospital Facility Revenue
   7.00% 7/1/20-01 (AMBAC) ......................      2,640,000       2,748,214
                                                                    ------------
                                                                      20,803,034
                                                                    ------------
  Total Municipal Bonds
   (cost $50,644,168) ...........................                     50,364,292
                                                                    ------------
                                                        Number
                                                       of Shares
                                                       ---------
  Short-Term Investments - 0.30%
  Federated Minnesota Muni Cash Trust ...........         72,925          72,925
  Wells Fargo National Tax-Free
   Money Market Fund ............................         77,748          77,748
                                                                    ------------
  Total Short-Term Investments
   (cost $150,673) ..............................                        150,673
                                                                    ------------
  Total Market Value of Securities - 98.55%
   (cost $50,794,841) ...........................                     50,514,965
  Receivables and Other Assets Net
   of Liabilities - 1.45% .......................                        745,673
                                                                    ------------
  Net Assets Applicable to 4,952,903
   Shares Outstanding - 100.00% .................                   $ 51,260,638
                                                                    ============

--------------------------------------------------------------------------------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund A Class
   ($46,522,523 / 4,495,598 Shares) .............                  $      10.35
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund B Class
   ($2,379,985 / 229,592 Shares) ................                  $      10.37
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund C Class
   ($2,358,130 / 227,713 Shares) ................                  $      10.36
                                                                   ------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ......................                  $ 53,436,469
Undistributed net investment income .............                         2,850
Accumulated net realized loss
   on investments ...............................                    (1,898,805)
Net unrealized depreciation of investments ......                      (279,876)
                                                                   ------------
Total net assets ................................                  $ 51,260,638
                                                                   ============
------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation Asset
Gty - Insured by the Asset Guaranty Insurance Company
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Minnesota Intermediate Fund
Net asset value A Class (A) .....................                        $10.35
Sales charge (2.75% of offering price or
  2.80% of amount invested per share) (B) .......                          0.29
                                                                         ------
Offering price ..................................                        $10.64
                                                                         ======


-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more

                             See accompanying notes

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND

                                                       Principal        Market
August 31, 2000                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 97.62%
  City Agency Revenue Bonds - 3.31%
  Minneapolis Community Development
   Agency Common Bond Fund Series 2
   6.20% 6/1/17 (AMT) ............................    $   750,000    $   775,733
  Minneapolis Community Development
   Agency Common Bond Fund Series 4
   6.20% 6/1/17 (AMT) ............................      1,055,000      1,081,090
                                                                     -----------
                                                                       1,856,823
                                                                     -----------
  General Obligation Bonds - 3.82%
**Minnesota State Inverse Floaters ROLS
   5.39% 11/1/17 .................................      2,300,000      2,140,587
                                                                     -----------
                                                                       2,140,587
                                                                     -----------
  Higher Education Revenue Bonds - 3.61%
  Minnesota State Higher Education
   Facilities Authority College Art &
   Design Series 5-D 6.625% 5/1/20 ...............      1,000,000      1,014,470
  Minnesota State Higher Education Facility
   St. Mary's College Series 3Q
   6.15% 10/1/23 .................................        900,000        907,335
  Minnesota State University System
   Revenue Bonds Series 93A
   6.10% 6/30/23 .................................        100,000        100,825
                                                                     -----------
                                                                       2,022,630
                                                                     -----------
  Hospital Revenue Bonds - 20.90%
  Cambridge Health Care Facility Revenue
   Grandview Christian Home
   7.25% 9/1/26 ..................................        125,000        124,563
  Cannon Falls Nursing Home Franciscan
   Health Community Project 7.25% 7/1/21 .........        100,000         99,985
  Duluth Economic Development Authority
   Health Care Facilities St. Francis Health
   Care Facility 6.75% 12/1/17 ...................        325,000        323,645
  Fergus Falls Health Care Facility Revenue
   Lake Region Hospital 6.50% 9/1/18 .............        750,000        750,307
  Glencoe Health Care Revenue
   6.40% 12/1/15 .................................        275,000        259,652
  Mankato Health Facilities Revenue
   Mankato Lutheran Homes Series A
   6.875% 10/1/26 ................................        300,000        279,939
  Minneapolis Health Care Facility Revenue
   Jones-Harrison Residence Project
   6.00% 10/1/27 .................................      1,565,000      1,300,781
  Minneapolis Housing & Health Care Facility
   Revenue Augustana Chapel View Homes
   6.50% 6/1/17 ..................................      1,370,000      1,267,373
  Minnesota Agriculture & Economic
   Development Board - Benedictine Health
   System 5.75% 2/1/29 ...........................      1,000,000        797,360
  Minnetonka Multifamily Housing Beacon
   Hill Senior Housing Project 7.55% 6/1/19 ......        200,000        201,070

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  Moorhead Economic Development Authority
   Multifamily Revenue Refunding &
   Improvement Housing Development for
   Eventide Series B 6.00% 6/1/18 ................    $   870,000    $   763,086
  New Hope Housing & Health Minnesota
   Masonic Home North Ridge Care Facility
   5.875% 3/1/29 .................................      1,000,000        810,910
  Northfield Health Care Facilities Revenue
   Refunding & Improvement Northfield
   Care Center Series A 6.00% 5/1/28 .............      1,405,000      1,163,326
  Perham Hospital District Congregate
   Housing Facilities Briarwood Project
   6.25% 2/1/22 ..................................        620,000        547,733
**Rochester Health Care Facilities Revenue
   Reg IRS for Mayo Clinic, Series H
   Inverse Floater 7.479% 11/15/15 ...............      1,500,000      1,588,005
  St. Anthony Multifamily Housing Chandler
   6.05% 11/20/16 (GNMA) .........................        135,000        140,978
  St. Paul Housing & Redevelopment
   Hospital Revenue for HealthEast
   Series A 6.625% 11/1/17 .......................        475,000        417,359
  St. Paul Housing & Redevelopment
   Hospital Revenue for HealthEast
   Series B 6.625% 11/1/17 .......................        235,000        206,483
  Waconia Good Samaritan Housing &
   Redevelopment Revenue for
   The Evangelical Lutheran Series A
   6.00% 6/1/14 ..................................        660,000        668,593
                                                                     -----------
                                                                      11,711,148
                                                                     -----------
  Housing Revenue Bonds - 52.92%
  Bloomington Multifamily Housing Revenue
   Refunding Hampshire Apartments
   Series A 6.20% 12/1/31 ........................      2,500,000      2,244,375
  Brooklyn Center Four Court Multifamily
   Housing 7.50% 6/1/25 ..........................        370,000        366,652
  Carver Multifamily Housing Lake Grace
   6.25% 7/1/28 ..................................        320,000        322,768
  Carver Multifamily Housing Lake Grace
   8.00% 7/1/28 ..................................        320,000        332,013
  Chanhassen Multifamily Housing Heritage
   Park 6.20% 7/1/30 .............................        300,000        308,001
  Chaska Multifamily West Suburban
   Housing Partners 5.875% 3/1/31 ................      1,000,000        875,910
  Coon Rapids Multifamily Revenue
   Margaret Place Series A 6.50% 5/1/25 ..........        500,000        485,030
  Coon Rapids Senior Housing Revenue
   Refunding Epiphany Senior Citizens
   Housing Corporation Project
   6.00% 11/1/28 .................................      3,455,000      2,857,458

                                                        Principal       Market
Delaware Minnesota High-Yield Municipal Bond Fund         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Eden Prairie Multifamily Housing Tanager
   Creek 8.00% 6/20/31 ...........................    $   755,000    $   736,336
Hutchinson Multifamily Housing Revenue
   Evergreen Apartments Project
   5.75% 11/1/28 .................................      3,500,000      3,264,800
Minneapolis Multifamily Housing Olson
   Townhomes 6.00% 12/1/19 .......................        800,000        800,264
Minneapolis Multifamily Revenue Housing
   Grant Street Project Apartments
   Series A 7.25% 11/1/29 ........................      2,835,000      2,810,817
Minneapolis Nicollet Towers Multifamily
   Housing 6.00% 12/1/19 .........................        300,000        306,018
Minnesota Housing Finance Authority
   Single Family Housing 5.875% 1/1/17 ...........         90,000         92,199
Minnesota Housing Finance Authority
   Single Family Mortgage Series E
   6.25% 1/1/23 ..................................         80,000         81,826
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.30% 9/1/08 ..................................        110,000        107,776
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.50% 9/1/12 ..................................        285,000        274,455
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   7.00% 9/1/27 ..................................      1,275,000      1,208,662
New Brighton Multifamily Polynesian
   Village 7.60% 4/1/25 ..........................        300,000        305,544
Oakdale Elderly Housing Revenue
   PHM/Oakdale Project 6.00% 3/1/28 ..............      1,800,000      1,494,756
Oakdale Housing Oak Meadows Project
   6.75% 4/1/15 ..................................      1,500,000      1,463,310
Rochester Mutlifamily Revenue, Wedum/
   Shorewood Campus 6.60% 6/1/36 .................      3,000,000      2,794,800
Shoreview Elderly Housing PHM/
   Shoreview Project 6.15% 12/1/33 ...............      2,955,000      2,450,227
St. Louis Park Multifamily Mortgage
   Revenue Tamarind Project
   5.50% 11/1/13 (FNMA) ..........................        125,000        126,329
Stillwater Multifamily Housing Stillwater
   Cottages 6.75% 11/1/11 ........................        205,000        199,971
Stillwater Multifamily Housing Stillwater
   Cottages 7.00% 11/1/16 ........................        680,000        659,491
Stillwater Multifamily Housing Stillwater
   Cottages 7.00% 11/1/27 ........................        340,000        326,043
Twin Valley Congregate Housing Revenue
   Living Options Incorporated Project
   5.95% 11/1/28 .................................      1,825,000      1,493,270

                                                       Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------

  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Washington County Housing - Briarwood
   Pond - Subordinated, B
   7.125% 8/20/34 (GNMA) .........................    $   900,000    $   863,963
                                                                     -----------
                                                                      29,653,064
                                                                     -----------
  Industrial Development Revenue
   Bonds - 5.34%
  Andover Development Revenue Downtown
   Center Project Series A 7.00% 12/1/12 .........      1,640,000      1,674,948
  International Falls, Minnesota Solid Waste
   Disposal Revenue Boise Cascade Project
   6.85% 12/1/29 .................................      1,000,000      1,021,070
  Red Wing Industrial Development Revenue
   for Kmart (First Mortgage) 5.50% 7/1/08 .......        300,000        294,933
                                                                     -----------
                                                                       2,990,951
                                                                     -----------
  Lease/Certificates of Participation - 2.02%
  Beltrami County Housing & Redevelopment
   Authority Revenue Lease 6.10% 2/1/12 ..........        460,000        472,986
  Hibbing Economic Development Authority
   6.40% 2/1/12 ..................................        530,000        529,110
  Rice County Certificates of Participation
   6.00% 12/1/21 .................................        125,000        127,325
                                                                     -----------
                                                                       1,129,421
                                                                     -----------
  Power Authority Revenue Bonds - 1.09%
**Puerto Rico Electric Power Authority
   Revenue Series DD Inverse Floater
   4.79% 7/1/19 (FSA) ............................        400,000        323,272
  Western Municipal Power Agency Revenue
   6.125% 1/1/16 .................................        285,000        285,579
                                                                     -----------
                                                                         608,851
                                                                     -----------
 *Pre-Refunded Bonds - 0.29%
  Minneapolis Health Care American Baptist
   Homes 8.70% 11/1/09-01 ........................        150,000        160,011
                                                                     -----------
                                                                         160,011
                                                                     -----------
  Other Revenue Bonds - 4.32%
  Minneapolis Community Development
   Agency Revenue Holiday Inn Metrodome
   Project 6.00% 12/1/01 .........................      1,100,000      1,099,780
  St. Paul Housing & Redevelopment Authority
   Acorn Dual Language Charter School
   6.60% 11/1/24 .................................      1,000,000        954,700
  Woodbury Golf Course Revenue
   6.75% 2/1/22 ..................................        365,000        368,741
                                                                     -----------
                                                                       2,423,221
                                                                     -----------
  Total Municipal Bonds
   (cost $58,645,970) ............................                    54,696,707
                                                                     -----------

Delaware Minnesota High-Yield Municipal Bond Fund
--------------------------------------------------------------------------------
Total Market Value of Securities -
  97.62% (cost $58,645,970) .......................               $54,696,707
Receivables and Other Assets Net
  of Liabilities - 2.38% ..........................                 1,333,574
                                                                  -----------
Net Assets Applicable to 5,806,850
  Shares Outstanding - 100.00% ....................               $56,030,281
                                                                  ===========
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund A Class
  ($35,688,616 / 3,699,711 Shares) ................                    $ 9.65
                                                                       ------
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund B Class
  ($13,742,907 / 1,423,512 Shares) ................                    $ 9.65
                                                                       ------
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund C Class
  ($6,598,758 / 683,627 Shares) ...................                    $ 9.65
                                                                       ------

-------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specified index. Interest rate disclosed is in effect as of August 31, 2000.

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) .................................       $61,423,691
Undistributed net investment income .......................            44,223
Accumulated net realized loss
  on investments ..........................................        (1,488,370)
Net unrealized depreciation of investments ................        (3,949,263)
                                                                  -----------
Total net assets ..........................................       $56,030,281
                                                                  ===========

--------------------------
Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association

Net Asset Value and Offering Price per Shares -
  Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value A Class (A) ...............................            $ 9.65
Sales charge (3.75% of offering price
  or 3.94% of amount invested
  per share ) (B) .........................................              0.38
                                                                       ------
Offering price ............................................            $10.03
                                                                       ======


------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                         Delaware       Delaware
                                                        Delaware         Delaware        Tax-Free       Minnesota
                                                        Tax-Free        Minnesota        Minnesota     High-Yield
                                                       Minnesota         Insured       Intermediate     Municipal
Year Ended August 31, 2000                               Fund              Fund            Fund         Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................  $23,746,103      $15,565,343      $3,382,443      $3,926,976
                                                      -----------      -----------      ----------      ----------
Expenses:
Management fees ....................................    2,101,379        1,312,943         275,313         320,427
Distribution expense ...............................    1,104,320          767,065         124,977         304,161
Dividend disbursing and transfer agent fees
  and expenses .....................................      333,200          208,310          47,997          55,639
Accounting and administration ......................      179,798          106,779          23,761          25,472
Reports and statements to shareholders .............      161,763          138,200          21,506          41,185
Registration fees ..................................       54,500           34,000          19,950          26,850
Professional fees ..................................       69,130           43,417           5,400           9,421
Custodian fees .....................................       32,445           40,359           6,164           7,801
Taxes (other than taxes on income) .................       38,959           27,826           3,400           5,556
Trustees' fees .....................................       10,571            8,601           4,017           2,654
Other ..............................................       49,816           50,172           7,598          26,269
                                                      -----------      -----------      ----------      ----------
                                                        4,135,881        2,737,672         540,083         825,435
Less expenses absorbed or waived ...................     (162,138)          (9,299)        (10,237)       (228,333)
Less expenses paid indirectly ......................       (8,782)          (6,037)         (1,264)         (1,339)
                                                      -----------      -----------      ----------      ----------
Total operating expenses ...........................    3,964,961        2,722,336         528,582         595,763
Interest expense ...................................       63,256           17,378          25,764             802
                                                      -----------      -----------      ----------      ----------
Total expenses .....................................    4,028,217        2,739,714         554,346         596,565
                                                      -----------      -----------      ----------      ----------
Net Investment Income ..............................   19,717,886       12,825,629       2,828,097       3,330,411
                                                      -----------      -----------      ----------      ----------
Net Realized and Unrealized Gain
  (Loss) on Investments:
Net realized loss on investments ...................     (540,587)        (844,589)     (1,710,959)     (1,274,784)
Net change in unrealized appreciation/
  depreciation of investments ......................   (4,228,830)        (898,976)        153,713      (2,455,298)
                                                      -----------      -----------      ----------      ----------
Net Realized and Unrealized Loss
  on Investments ...................................   (4,769,417)      (1,743,565)     (1,557,246)     (3,730,082)
                                                      -----------      -----------      ----------      ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ........................  $14,948,469      $11,082,064      $1,270,851      $ (399,671)
                                                      ===========      ===========      ==========      ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                               Delaware Tax-Free             Delaware Minnesota
                                                                                Minnesota Fund                  Insured Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended                      Year Ended
                                                                           8/31/00        8/31/99          8/31/00        8/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ...............................................  $ 19,717,886    $ 20,993,346    $ 12,825,629    $ 13,965,097
Net realized gain (loss) on investments .............................      (540,587)       (147,117)       (844,589)        137,142
Net change in unrealized appreciation/depreciation of investments ...    (4,228,830)    (25,287,979)       (898,976)    (14,549,781)
                                                                       ------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .....    14,948,469      (4,441,750)     11,082,064        (447,542)
                                                                       ------------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ...........................................................   (18,824,251)    (20,174,383)    (12,189,775)    (13,346,041)
  B Class ...........................................................      (579,861)       (487,034)       (449,823)       (465,991)
  C Class ...........................................................      (299,635)       (262,572)       (160,803)       (153,065)
Net realized gain on investments:
  A Class ...........................................................            --      (1,282,605)             --              --
  B Class ...........................................................            --         (33,499)             --              --
  C Class ...........................................................            --         (17,432)             --              --
                                                                       ------------------------------------------------------------
                                                                        (19,703,747)    (22,257,525)    (12,800,401)    (13,965,097)
                                                                       ------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...........................................................    25,145,729      31,725,320       7,311,492      16,615,252
  B Class ...........................................................     1,994,017       4,642,678       1,406,890       3,412,545
  C Class ...........................................................     1,707,918       3,462,305         477,422       1,749,748

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class ...........................................................    12,144,408      14,191,034       8,131,296       8,915,770
  B Class ...........................................................       378,668         358,655         316,682         301,236
  C Class ...........................................................       220,483         212,238         132,996         123,826
                                                                       ------------------------------------------------------------
                                                                         41,591,223      54,592,230      17,776,778      31,118,377
                                                                       ------------------------------------------------------------
Cost of shares repurchased:
  A Class ...........................................................   (71,311,724)    (42,409,234)    (43,837,904)    (26,476,059)
  B Class ...........................................................    (2,153,858)     (1,147,113)     (2,997,506)     (1,657,474)
  C Class ...........................................................    (2,500,312)     (1,339,166)     (1,219,416)       (622,365)
                                                                       ------------------------------------------------------------
                                                                        (75,965,894)    (44,895,513)    (48,054,826)    (28,755,898)
                                                                       ------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions ................................................   (34,374,671)      9,696,717     (30,278,048)      2,362,479
                                                                       ------------------------------------------------------------
Net Decrease in Net Assets                                              (39,129,949)    (17,002,558)    (31,996,385)    (12,050,160)

Net Assets:
Beginning of year ...................................................   414,269,906     431,272,464     284,587,916     296,638,076
                                                                       ------------------------------------------------------------
End of year .........................................................  $375,139,957    $414,269,906    $252,591,531    $284,587,916
                                                                       ============================================================

                             See accompanying notes

                                                                                 Delaware Tax-Free          Delaware Minnesota
                                                                                     Minnesota             High-Yield Municipal
                                                                                 Intermediate Fund               Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended                    Year Ended
                                                                              8/31/00       8/31/99        8/31/00         8/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ...................................................  $ 2,828,097    $ 3,012,051    $ 3,330,411    $ 3,106,508
Net realized loss on investments ........................................   (1,710,959)      (140,464)    (1,274,784)      (201,795)
Net change in unrealized appreciation/depreciation of investments .......      153,713     (3,073,048)    (2,455,298)    (3,408,558)
                                                                           --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .........    1,270,851       (201,461)      (399,671)      (503,845)
                                                                           --------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ...............................................................   (2,607,962)    (2,843,696)    (2,214,654)    (2,089,853)
  B Class ...............................................................     (116,238)       (86,563)      (729,446)      (704,387)
  C Class ...............................................................     (101,047)       (79,885)      (359,547)      (295,807)
                                                                           --------------------------------------------------------
                                                                            (2,825,247)    (3,010,144)    (3,303,647)    (3,090,047)
                                                                           --------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...............................................................    2,975,655     11,359,599      7,639,431     13,786,474
  B Class ...............................................................      351,648      1,677,583      1,712,975      4,295,037
  C Class ...............................................................      814,357      1,224,701      1,529,128      3,126,801

Net asset value of shares issued upon reinvestment of distributions from net investment income:
  A Class ...............................................................    1,954,873      2,116,790      1,261,941      1,146,164
  B Class ...............................................................       73,312         56,875        418,201        404,641
  C Class ...............................................................       88,862         70,383        243,061        207,133
                                                                           --------------------------------------------------------
                                                                             6,258,707     16,505,931     12,804,737     22,966,250
                                                                           --------------------------------------------------------
Cost of shares repurchased:
  A Class ...............................................................  (13,202,476)    (8,562,397)   (12,680,173)    (4,114,523)
  B Class ...............................................................     (846,007)      (101,621)    (3,293,737)    (1,347,167)
  C Class ...............................................................     (787,503)      (494,429)    (2,239,580)      (580,086)
                                                                           --------------------------------------------------------
                                                                           (14,835,986)    (9,158,447)   (18,213,490)    (6,041,776)
                                                                           --------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions ...........................................   (8,577,279)     7,347,484     (5,408,753)    16,924,474
                                                                           --------------------------------------------------------
Net Increase (Decrease) in Net Assets ...................................  (10,131,675)     4,135,879     (9,112,071)    13,330,582

Net Assets:
Beginning of year .......................................................   61,392,313     57,256,434     65,142,352     51,811,770
                                                                           --------------------------------------------------------
End of year .............................................................  $51,260,638    $61,392,313    $56,030,281    $65,142,352
                                                                           ========================================================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Minnesota Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year    Eight Months    Year        Year        Year
                                                                Ended       Ended       Ended        Ended       Ended       Ended
                                                               8/31/00     8/31/99    8/31/98(1)  12/31/97(3)  12/31/96    12/31/95
Net asset value, beginning of period ......................   $12.230     $13.020      $12.910     $12.400      $12.630     $11.330

Income (loss) from investment operations:
  Net investment income ...................................     0.617       0.628        0.431       0.654        0.630       0.620
  Net realized and unrealized gain
    (loss) on investments .................................    (0.110)     (0.752)       0.136       0.511       (0.230)      1.320
                                                             ----------------------------------------------------------------------
  Total from investment operations ........................     0.507      (0.124)       0.567       1.165        0.400       1.940
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................    (0.617)     (0.626)      (0.435)     (0.655)      (0.630)     (0.640)
  Distributions from net realized gain on investments .....        --      (0.040)      (0.022)         --           --          --
                                                             ----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.617)     (0.666)      (0.457)     (0.655)      (0.630)     (0.640)
                                                             ----------------------------------------------------------------------
Net asset value, end of period ............................   $12.120     $12.230      $13.020     $12.910      $12.400     $12.630
                                                             ======================================================================

Total return(2) ...........................................     4.39%      (1.06%)       4.46%       9.68%        3.33%      17.49%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $355,573    $394,144     $416,113    $417,365     $428,380    $455,220
  Ratio of expenses to average net assets .................     1.01%       0.94%        0.89%       0.91%        0.92%       0.93%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.06%       0.94%        0.92%       0.95%        0.92%       0.93%
  Ratio of net investment income to
    average net assets ....................................     5.20%       4.89%        5.00%       5.22%        5.13%       5.11%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ..........................     5.15%       4.89%        4.97%       5.18%        5.13%       5.11%
  Portfolio turnover ......................................       35%         17%          13%         19%          28%         51%

--------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Tax-Free Minnesota Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year       Year      Eight Months   Year          Year    Period From
                                                             Ended       Ended        Ended       Ended        Ended   3/11/95(4) to
                                                            8/31/00     8/31/99     8/31/98(1) 12/31/97(3)   12/31/96    12/31/95
Net asset value, beginning of period .....................  $12.240     $13.020      $12.910     $12.400      $12.620    $11.900
Income (loss) from investment operations:
  Net investment income ..................................    0.525       0.527        0.366       0.574        0.560      0.450
  Net realized and unrealized gain
   (loss) on investments .................................   (0.120)     (0.740)       0.136       0.508       (0.220)     0.710
                                                            ------------------------------------------------------------------------
  Total from investment operations .......................    0.405      (0.213)       0.502       1.082        0.340      1.160
                                                            ------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................   (0.525)     (0.527)      (0.370)     (0.572)      (0.560)    (0.440)
  Distributions from net realized gain on investments ....       --      (0.040)      (0.022)         --           --         --
                                                            ------------------------------------------------------------------------
  Total dividends and distributions ......................   (0.525)     (0.567)      (0.392)     (0.572)      (0.560)    (0.440)
                                                            ------------------------------------------------------------------------
Net asset value, end of period ...........................  $12.120     $12.240      $13.020     $12.910      $12.400    $12.620
                                                            ========================================================================
Total return(2) ..........................................    3.50%      (1.74%)       3.94%       8.95%        2.83%       9.95%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................  $13,412     $13,312      $10,246      $8,215       $6,233      $2,701
  Ratio of expenses to average net assets ................    1.76%       1.69%        1.64%       1.56%        1.50%       1.38%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......    1.81%       1.69%        1.67%       1.60%        1.67%       1.63%(5)
  Ratio of net investment income to
    average net assets ...................................    4.45%       4.14%        4.25%       4.57%        4.53%       4.43%(5)
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly .........................    4.40%       4.14%        4.22%       4.53%        4.36%       4.18%(5)
  Portfolio turnover .....................................      35%         17%          13%         19%          28%         51%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free Minnesota Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year    Eight Months     Year        Year         Year
                                                               Ended       Ended        Ended        Ended       Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1)  12/31/97(3)  12/31/96     12/31/95
Net asset value, beginning of period .....................    $12.250     $13.040      $12.920     $12.410      $12.630     $11.330
Income (loss) from investment operations:
  Net investment income ..................................      0.527       0.536        0.374       0.564        0.540       0.530
  Net realized and unrealized gain
   (loss) on investments .................................     (0.110)     (0.756)       0.138       0.508       (0.220)      1.320
                                                            ------------------------------------------------------------------------
  Total from investment operations .......................      0.417      (0.220)       0.512       1.072        0.320       1.850
                                                            ------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................     (0.527)     (0.530)      (0.370)     (0.562)      (0.540)     (0.550)
  Distributions from net realized gain on investments ....         --      (0.040)      (0.022)         --           --          --
                                                            ------------------------------------------------------------------------
  Total dividends and distributions ......................     (0.527)     (0.570)      (0.392)     (0.562)      (0.540)     (0.550)
                                                            ------------------------------------------------------------------------
Net asset value, end of period ...........................    $12.140     $12.250      $13.040     $12.920      $12.410     $12.630
                                                            ========================================================================
Total return(2) ..........................................       3.60%      (1.80%)       4.02%       8.82%        2.64%      16.62%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $6,156      $6,814       $4,914      $3,083       $3,083      $2,319
  Ratio of expenses to average net assets ................       1.76%       1.69%        1.64%       1.65%        1.67%       1.67%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......       1.81%       1.69%        1.67%       1.69%        1.67%       1.67%
  Ratio of net investment income to
    average net assets ...................................       4.45%       4.14%        4.25%       4.48%        4.38%       4.33%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly .........................       4.40%       4.14%        4.22%       4.44%        4.38%       4.33%
  Portfolio turnover .....................................         35%         17%          13%         19%          28%         51%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Minnesota Insured Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year    Eight Months    Year       Year         Year
                                                                Ended       Ended       Ended       Ended       Ended        Ended
                                                               8/31/00     8/31/99    8/31/98(1)  12/31/97(3)  12/31/96     12/31/95
Net asset value, beginning of period ......................    $10.520     $11.050     $10.940     $10.600      $10.730      $9.610
Income (loss) from investment operations:
  Net investment income ...................................      0.507       0.518       0.349       0.533        0.520       0.510
  Net realized and unrealized gain
    (loss) on investments .................................     (0.041)     (0.530)      0.111       0.341       (0.130)      1.140
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................      0.466      (0.012)      0.460       0.874        0.390       1.650
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................     (0.506)     (0.518)     (0.350)     (0.534)      (0.520)     (0.530)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................     (0.506)     (0.518)     (0.350)     (0.534)      (0.520)     (0.530)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................    $10.480     $10.520     $11.050     $10.940      $10.600     $10.730
                                                              =====================================================================
Total return(2) ...........................................      4.63%      (0.17%)      4.28%       8.49%        3.75%      17.52%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $238,486    $268,507    $283,057    $288,494     $304,877    $307,734
  Ratio of expenses to average net assets .................      1.00%       0.94%       0.92%       0.92%        0.92%       0.87%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......      1.01%       0.94%       0.94%       0.94%        0.92%       0.92%
  Ratio of net investment income to
    average net assets ....................................      4.93%       4.74%       4.79%       5.01%        4.93%       4.92%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ..........................      4.92%       4.74%       4.77%       4.99%        4.93%       4.87%
  Portfolio turnover ......................................        35%          4%          6%         21%          14%         54%

--------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Minnesota Insured Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year       Year     Eight Months    Year        Year      Period From
                                                             Ended       Ended       Ended        Ended       Ended     3/7/95(4) to
                                                            8/31/00     8/31/99    8/31/98(1)  12/31/97(3)   12/31/96     12/31/95
Net asset value, beginning of period ....................   $10.510     $11.040      $10.930     $10.580      $10.720     $10.140
Income (loss) from investment operations:
  Net investment income .................................     0.431       0.436        0.294       0.454        0.450       0.380
  Net realized and unrealized gain
    (loss) on investments ...............................    (0.042)     (0.529)       0.111       0.348       (0.140)      0.580
                                                            ---------------------------------------------------------------------
  Total from investment operations ......................     0.389      (0.093)       0.405       0.802        0.310       0.960
                                                            ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ..................    (0.429)     (0.437)      (0.295)     (0.452)      (0.450)     (0.380)
                                                            ---------------------------------------------------------------------
  Total dividends .......................................    (0.429)     (0.437)      (0.295)     (0.452)      (0.450)     (0.380)
                                                            ---------------------------------------------------------------------
Net asset value, end of period ..........................   $10.470     $10.510      $11.040     $10.930      $10.580     $10.720
                                                            =====================================================================
Total return(2) .........................................     3.86%      (0.91%)       3.76%       7.77%        3.03%       9.59%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............   $10,491     $11,827      $10,374      $8,926       $6,817      $4,655
  Ratio of expenses to average net assets ...............     1.75%       1.69%        1.67%       1.67%        1.56%       1.34%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .....     1.76%       1.69%        1.69%       1.69%        1.68%       1.64%(5)
  Ratio of net investment income to
    average net assets ..................................     4.18%       3.99%        4.04%       4.26%        4.29%       4.15%(5)
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ........................     4.17%       3.99%        4.02%       4.24%        4.17%       3.85%(5)
  Portfolio turnover ....................................       35%          4%           6%         21%          14%         54%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Minnesota Insured Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year     Eight Months  Year           Year        Year
                                                               Ended       Ended        Ended      Ended         Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(3)    12/31/96    12/31/95
Net asset value, beginning of period ......................   $10.520     $11.050      $10.940     $10.600      $10.730      $9.610
Income (loss) from investment operations:
  Net investment income ...................................     0.431       0.438        0.295       0.454        0.440       0.430
  Net realized and unrealized gain
    (loss) on investments .................................    (0.042)     (0.531)       0.110       0.338       (0.130)      1.140
                                                              ---------------------------------------------------------------------
Total from investment operations ..........................     0.389      (0.093)       0.405       0.792        0.310       1.570
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.429)     (0.437)      (0.295)     (0.452)      (0.440)     (0.450)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.429)     (0.437)      (0.295)     (0.452)      (0.440)     (0.450)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.480     $10.520      $11.050     $10.940      $10.600     $10.730
                                                              =====================================================================
Total return(2) ...........................................     3.85%      (0.91%)       3.76%       7.66%        2.98%      16.63%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $3,615      $4,253       $3,207      $3,096       $3,126      $3,166
  Ratio of expenses to average net assets .................     1.75%       1.69%        1.67%       1.67%        1.68%       1.66%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.76%       1.69%        1.69%       1.69%        1.68%       1.67%
  Ratio of net investment income to
    average net assets ....................................     4.18%       3.99%        4.04%       4.26%        4.18%       4.11%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.17%       3.99%        4.02%       4.24%        4.18%       4.10%
  Portfolio turnover ......................................       35%          4%           6%         21%          14%         54%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Minnesota Intermediate Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months    Year         Year        Year
                                                               Ended       Ended        Ended       Ended       Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(3)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $10.610     $11.160      $11.170     $10.990      $11.140     $10.500
Income (loss) from investment operations:
  Net investment income ...................................     0.538       0.541        0.363       0.535        0.510       0.510
  Net realized and unrealized gain
    (loss) on investments .................................    (0.260)     (0.550)      (0.009)      0.180       (0.150)      0.640
                                                              ---------------------------------------------------------------------
Total from investment operations ..........................     0.278      (0.009)       0.354       0.715        0.360       1.150
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.538)     (0.541)      (0.364)     (0.535)      (0.510)     (0.510)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.538)     (0.541)      (0.364)     (0.535)      (0.510)     (0.510)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.350     $10.610      $11.160     $11.170      $10.990     $11.140
                                                              =====================================================================
Total return(2) ...........................................     2.77%      (0.14%)       3.22%       6.69%        3.46%      11.00%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $46,523     $56,222      $54,281     $57,524      $66,024     $72,405
  Ratio of expenses to average net assets .................     0.93%       0.79%        0.80%       0.91%        0.89%       0.91%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     0.95%       0.79%        0.80%       0.95%        0.89%       0.91%
  Ratio of net investment income to
    average net assets ....................................     5.22%       4.91%        4.90%       4.86%        4.69%       4.61%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ..........................     5.20%       4.91%        4.90%       4.82%        4.69%       4.61%
  Portfolio turnover ......................................        9%         13%          14%         21%          28%         40%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Minnesota Intermediate Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year    Eight Months      Year       Year     Period From
                                                             Ended       Ended        Ended        Ended       Ended   8/15/95(4) to
                                                            8/31/00     8/31/99     8/31/98(1)  12/31/97(3)  12/31/96    12/31/95
Net asset value, beginning of period .....................  $10.630     $11.180      $11.170     $10.990      $11.140     $10.950
Income (loss) from investment operations:
  Net investment income ..................................    0.451       0.450        0.301       0.437        0.440       0.170
  Net realized and unrealized gain
    (loss) on investments ................................   (0.262)     (0.552)       0.009       0.190       (0.150)      0.190
                                                            ---------------------------------------------------------------------
Total from investment operations .........................    0.189      (0.102)       0.310       0.627        0.290       0.360
                                                            ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ...................   (0.449)     (0.448)      (0.300)     (0.447)      (0.440)     (0.170)
                                                            ---------------------------------------------------------------------
  Total dividends ........................................   (0.449)     (0.448)      (0.300)     (0.447)      (0.440)     (0.170)
                                                            ---------------------------------------------------------------------
Net asset value, end of period ...........................  $10.370     $10.630      $11.180     $11.170      $10.990     $11.140
                                                            =====================================================================
Total return(2) ..........................................    1.89%      (0.98%)       2.82%       5.84%        2.74%       3.26%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $2,380      $2,878       $1,375        $910         $408         $27
  Ratio of expenses to average net assets ................    1.78%       1.64%        1.65%       1.81%        1.56%       1.30%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......    1.80%       1.64%        1.65%       1.85%        1.62%       1.55%(5)
  Ratio of net investment income to
    average net assets ...................................    4.37%       4.06%        4.05%       3.96%        3.99%       3.93%(5)
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly .........................    4.35%       4.06%        4.05%       3.92%        3.93%       3.68%(5)
  Portfolio turnover .....................................       9%         13%          14%         21%          28%         40%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Minnesota Intermediate Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year      Year     Eight Months     Year         Year      Year
                                                                Ended      Ended        Ended       Ended        Ended      Ended
                                                               8/31/00    8/31/99     8/31/98(1) 12/31/97(3)    12/31/96   12/31/95
Net asset value, beginning of period ......................   $10.610     $11.170      $11.170     $10.990      $11.130     $10.500
Income (loss) from investment operations:
  Net investment income ...................................     0.451       0.449        0.301       0.440        0.430       0.420
  Net realized and unrealized gain
    (loss) on investments .................................    (0.253)     (0.561)      (0.001)      0.187       (0.140)      0.630
                                                              ---------------------------------------------------------------------
Total from investment operations ..........................     0.198      (0.112)       0.300       0.627        0.290       1.050
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.448)     (0.448)      (0.300)     (0.447)      (0.430)     (0.420)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.448)     (0.448)      (0.300)     (0.447)      (0.430)     (0.420)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.360     $10.610      $11.170     $11.170      $10.990     $11.130
                                                              =====================================================================
Total return(2) ...........................................     1.98%      (1.08%)       2.73%       5.84%        2.69%      10.18%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,358      $2,293       $1,601      $1,512       $1,137        $694
  Ratio of expenses to average net assets .................     1.78%       1.64%        1.65%       1.77%        1.64%       1.63%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.80%       1.64%        1.65%       1.81%        1.64%       1.63%
  Ratio of net investment income to
    average net assets ....................................     4.37%       4.06%        4.05%       4.00%        3.94%       3.82%
  Ratio of net investment income to
    average net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.35%       4.06%        4.05%       3.96%        3.94%       3.82%
  Portfolio turnover ......................................        9%         13%          14%         21%          28%         40%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware Minnesota High-Yield Municipal Bond Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year    Eight Months    Year      Period From
                                                               Ended       Ended        Ended       Ended    6/4/96(4) to
                                                              8/31/00     8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ......................   $10.210     $10.810      $10.650     $10.180      $10.000
Income (loss) from investment operations:
  Net investment income ...................................     0.576       0.583        0.392       0.643        0.350
  Net realized and unrealized gain
    (loss) on investments .................................    (0.564)     (0.603)       0.170       0.463        0.180
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.012      (0.020)       0.562       1.106        0.530
                                                              ---------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.572)     (0.580)      (0.402)     (0.636)      (0.350)
                                                              ---------------------------------------------------------
  Total dividends .........................................    (0.572)     (0.580)      (0.402)     (0.636)      (0.350)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................    $9.650     $10.210      $10.810     $10.650      $10.180
                                                              =========================================================
Total return(2) ...........................................     0.32%      (0.27%)       5.37%      11.26%        5.40%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $35,689     $41,813      $33,296     $19,017       $6,068
  Ratio of expenses to average net assets .................     0.75%       0.57%        0.40%       0.09%        0.24%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.14%       1.07%        1.20%       1.24%        1.25%(5)
  Ratio of net investment income to average net assets ....     5.99%       5.46%        5.50%       6.16%        5.78%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ....     5.60%       4.96%        4.70%       5.01%        4.77%(5)
  Portfolio turnover ......................................        8%         35%           7%         23%          15%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware Minnesota High-Yield Municipal Bond Fund B Class
--------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months   Year      Period From
                                                               Ended       Ended        Ended      Ended    6/12/96(4) to
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(3)   12/31/96
Net asset value, beginning of period ......................   $10.210     $10.810      $10.660     $10.190       $9.780
Income (loss) from investment operations:
  Net investment income ...................................     0.504       0.507        0.343       0.557        0.290
  Net realized and unrealized gain
    (loss) on investments .................................    (0.570)     (0.604)       0.159       0.470        0.410
                                                              ---------------------------------------------------------
  Total from investment operations ........................    (0.066)     (0.097)       0.502       1.027        0.700
                                                              ---------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.494)     (0.503)      (0.352)     (0.557)      (0.290)
                                                              ---------------------------------------------------------
  Total dividends .........................................    (0.494)     (0.503)      (0.352)     (0.557)      (0.290)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................    $9.650     $10.210      $10.810     $10.660      $10.190
                                                              =========================================================
Total return(2) ...........................................    (0.49%)     (0.99%)       4.77%      10.41%        7.29%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $13,743     $15,814      $13,351      $8,201       $2,738
  Ratio of expenses to average net assets .................     1.50%       1.32%        1.15%       0.85%        0.95%(5)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.89%       1.82%        1.95%       2.00%        2.00%(5)
  Ratio of net investment income to average net assets ....     5.24%       4.71%        4.75%       5.40%        5.14%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ....     4.85%       4.21%        3.95%       4.25%        4.09%(5)
  Portfolio turnover ......................................        8%         35%           7%         23%          15%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware Minnesota High-Yield Municipal Bond Fund C Class
--------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year    Eight Months   Year      Period From
                                                               Ended       Ended        Ended      Ended    6/12/96(4) to
                                                              8/31/00     8/31/99    8/31/98(1) 12/31/97(3)    12/31/96
Net asset value, beginning of period .......................  $10.210     $10.810      $10.650     $10.180       $9.990
Income (loss) from investment operations:
  Net investment income ....................................    0.504       0.505        0.340       0.572        0.300
  Net realized and unrealized gain
    (loss) on investments ..................................   (0.570)     (0.602)       0.170       0.455        0.190
                                                              ---------------------------------------------------------
Total from investment operations ...........................   (0.066)     (0.097)       0.510       1.027        0.490
                                                              ---------------------------------------------------------
Less dividends:
  Dividends from net investment income .....................   (0.494)     (0.503)      (0.350)     (0.557)      (0.300)
                                                              ---------------------------------------------------------
  Total dividends ..........................................   (0.494)     (0.503)      (0.350)     (0.557)      (0.300)
                                                              ---------------------------------------------------------
Net asset value, end of period .............................   $9.650     $10.210      $10.810     $10.650      $10.180
                                                              =========================================================
Total return(2) ............................................   (0.49%)     (0.99%)       4.87%      10.41%        5.02%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $6,599      $7,515       $5,165      $3,178         $900
  Ratio of expenses to average net assets ..................    1.50%       1.32%        1.15%       0.83%        0.99%(5)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.89%       1.82%        1.95%       1.98%        2.00%(5)
  Ratio of net investment income to average net assets .....    5.24%       4.71%        4.75%       5.42%        4.90%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    4.85%       4.21%        3.95%       4.27%        3.89%(5)
  Portfolio turnover .......................................       8%         35%           7%         23%          15%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Notes to Financial Statements

August 31, 2000
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund, a series of the Voyageur Tax-Free Funds; Delaware Minnesota Insured Fund, a series of the Voyageur Insured Funds; Delaware Tax-Free Minnesota Intermediate Fund, a series of the Voyageur Intermediate Tax-Free Funds; and Delaware Minnesota High-Yield Municipal Bond Fund, a series of the Voyageur Mutual Funds are each organized as a Delaware business trust. Each series is referred to as a "Fund" or collectively as the "Funds" and are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended. The Funds offer three classes of shares. The A Class carries a maximum front-end sales charge of 3.75% for the Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 2.75% for the Delaware Tax-Free Minnesota Intermediate Fund. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Delaware Tax-Free Minnesota Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Delaware Minnesota Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Delaware Tax-Free Minnesota Intermediate Fund seeks to preserve original investment principal while providing income free from both federal and state income taxes by investing in intermediate term investment grade municipal bonds. The Delaware Minnesota High-Yield Municipal Bond Fund seeks high current income free from both federal and state income taxes by investing in medium and lower-grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The expenses paid under the above arrangement are included in their respective expense captions in the Statement of Operations with the corresponding expenses offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 2000 were:

                                                                           Delaware       Delaware
                                                Delaware      Delaware     Tax-Free       Minnesota
                                                Tax-Free     Minnesota     Minnesota      High-Yield
                                               Minnesota      Insured     Intermediate    Municipal
                                                  Fund         Fund          Fund         Bond Fund
                                               ----------------------------------------------------------
Commission
Reimbursements                                     $8,782      $6,037       $1,264          $1,339

40

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee, which is calculated daily on the average daily net assets of each Fund as follows:

                                                                                       Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota         Minnesota             High-Yield
                                              Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
                                             ---------------------------------------------------------------------------------------
On the first $500 million ..................       0.550%             0.500%                 0.500%               0.550%
On the next $500 million ...................       0.500%             0.475%                 0.475%               0.500%
On the next $1.5 billion ...................       0.450%             0.450%                 0.450%               0.450%
In excess of $2.5 billion ..................       0.425%             0.425%                 0.425%               0.425%

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses exceed the following percentages of average daily net assets through October 31, 2001.

                                                                                        Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota          Minnesota            High-Yield
                                              Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
                                             ---------------------------------------------------------------------------------------
Operating expense limitation as a
  percentage of average daily net
  assets (per annum) .......................       0.75%              0.75%                  0.75%                0.50%

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At August 31, 2000, the Funds had payables to affiliates as follows:

                                                                                        Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota          Minnesota             High-Yield
                                              Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
                                             ---------------------------------------------------------------------------------------
Investment management fee payable to DMC ...    $ 2,988              $32,113                  $2,170                $33,115
Dividend disbursing, transfer agent fees,
  accounting fees and other expenses
  payable to DSC ...........................     45,804               22,833                   7,160                  7,517
Other expenses payable
  to DMC and affiliates ....................     34,687               26,366                   5,778                  4,716

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class for the Delaware Tax-Free Minnesota Fund, the Delaware Minnesota Insured Fund and the Delaware Minnesota High-Yield Municipal Bond Fund and 0.15% of the average daily net assets of the Delaware Tax-Free Minnesota Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund.

For the year ended August 31, 2000, DDLP earned commissions on sales of the Funds' A Class shares as follows:

                                                Delaware Tax-Free       Delaware Minnesota
      Delaware Tax-Free  Delaware Minnesota        Minnesota                High-Yield
       Minnesota Fund       Insured Fund         Intermediate Fund     Municipal Bond Fund
---------------------------------------------------------------------------------------------
         $33,997              $20,595                $2,793                  $18,502

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

--------------------------------------------------------------------------------
3. Investments
During the year ended August 31, 2000, the Funds made purchases and sales of investment securities other than temporary cash investments for each Fund as follows:

                                                                                        Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota          Minnesota             High-Yield
                                              Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
                                            ----------------------------------------------------------------------------------------
Purchases ..................................  $131,940,931         $ 90,773,897             $ 4,720,220           $4,821,320
Sales ......................................   170,015,183          121,407,359              14,916,477            9,948,570

At August 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                                        Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota          Minnesota             High-Yield
                                              Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
                                            ----------------------------------------------------------------------------------------
Cost of investments                            $362,664,372         $240,049,070            $50,794,841           $58,645,970
                                            ----------------------------------------------------------------------------------------
Aggregate unrealized appreciation ..........   $ 13,103,190         $ 10,293,443            $   797,475           $   276,232
Aggregate unrealized depreciation ..........     (4,940,114)            (573,437)            (1,077,351)           (4,225,495)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..   $  8,163,076         $  9,720,006            $  (279,876)          $(3,949,263)
                                            ========================================================================================

For federal income tax purposes, each Fund had accumulated capital losses at August 31, 2000 as follows:

                                                                                        Delaware Tax-Free     Delaware Minnesota
                                             Delaware Tax-Free  Delaware Minnesota          Minnesota             High-Yield
Year of Expiration                            Minnesota Fund       Insured Fund         Intermediate Fund    Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
2003 .......................................    $      --           $5,327,280               $     --              $     --
2004 .......................................           --              572,208                 43,983                 6,809
2005 .......................................           --                   --                     --                 4,334
2006 .......................................           --                   --                     --                   648
2007 .......................................           --                   --                     --                   369
2008 .......................................      595,745              589,183                423,683               201,822
                                            ----------------------------------------------------------------------------------------
                                                 $595,745           $6,488,671               $467,666              $213,982
                                            ========================================================================================

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                                                        Delaware Tax-Free      Delaware Minnesota
                                        Delaware Tax-Free    Delaware Minnesota             Minnesota               High-Yield
                                         Minnesota Fund          Insured Fund           Intermediate Fund      Municipal Bond Fund
                                     -----------------------------------------------------------------------------------------------
                                        Year        Year        Year       Year         Year         Year         Year        Year
                                       Ended       Ended        Ended      Ended        Ended        Ended       Ended       Ended
                                      8/31/00     8/31/99      8/31/00    8/31/99       8/31/00     08/31/99     8/31/00    08/31/99
Shares sold:
  A Class .........................  2,131,731   2,462,224     711,005   1,515,691      285,867    1,024,816     790,605  1,292,595
  B Class .........................    168,565     361,886     137,367     311,761       34,338      151,759     176,001    402,309
  C Class .........................    143,228     268,078      46,115     159,649       79,599      111,369     157,845    293,311
Shares issued upon reinvestment
  of distributions from net
  investment income and net
  realized gain on investments:
  A Class .........................  1,025,547   1,106,511     790,578     816,740      189,780      192,307     131,748    107,761
  B Class .........................     31,962      27,985      30,810      27,641        7,106        5,176      43,626     38,021
  C Class .........................     18,596      16,547      12,924      11,362        8,627        6,397      25,348     19,496
                                    ------------------------------------------------------------------------------------------------
                                     3,519,629   4,243,231   1,728,799   2,842,844      605,317    1,491,824   1,325,173  2,153,493
                                    ------------------------------------------------------------------------------------------------
Shares repurchased:
  A Class ......................... (6,033,289) (3,304,277) (4,267,516) (2,426,865)   1,279,535)    (780,045) (1,317,807)  (386,064)
  B Class .........................   (182,022)    (88,793)   (291,443)   (153,897)     (82,665)      (9,190)   (344,575)  (126,553)
  C Class .........................   (210,844)   (105,337)   (118,445)    (57,033)     (76,532)     (45,076)   (235,482)   (54,733)
                                    ------------------------------------------------------------------------------------------------
                                    (6,426,155) (3,498,407) (4,677,404) (2,637,795)  (1,438,732)    (834,311) (1,897,864)  (567,350)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) ........... (2,906,526)    744,824  (2,948,605)     205,049    (833,415)     657,513    (572,691) 1,586,143
                                    ================================================================================================

--------------------------------------------------------------------------------
5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement.

The Funds had no amounts outstanding as of August 31, 2000, or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2000, each Fund designates as long-term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                             (A)                    (B)              (C)              (D)
                                      Long-Term Capital       Ordinary Income Tax-Exempt Income      Total
                                     Gains Distributions       Distributions    Distributions     Distributions
Funds                                   (Tax Basis)            (Tax Basis)       (Tax Basis)       (Tax Basis)
-----------------------------------------------------------------------------------------------------------------
Delaware Tax-Free
  Minnesota Fund                             --                     --               100%              100%
Delaware Minnesota
  Insured Fund                               --                     --               100%              100%
Delaware Tax-Free
  Minnesota Intermediate Fund                --                     --               100%              100%
Delaware Minnesota High-Yield
  Municipal Bond Fund                        --                     --               100%              100%

----------------------
(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Tax-Free Funds-- Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds-- Delaware Minnesota Insured Fund
Voyageur Intermediate Tax-Free Funds-- Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds-- Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 6, 2000

DELAWARE(SM)                                        For Shareholders
INVESTMENTS                                         1.800.523.1918
---------------------
Philadelphia o London                               For Securities Dealers
                                                    1.800.362.7500

                                                    For Financial Institutions
                                                    Representatives Only
                                                    1.800.659.2265

                                                     www.delawareinvestments.com

This annual report is for the information of Delaware Minnesota Municipal Bond Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Minnesota Municipal Bond Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                Charles E. Peck                         Investment Manager
                                                 Retired                                 Delaware Management Company
Wayne A. Stork                                   Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds             Janet L. Yeomans                        International Affiliate
Philadelphia, PA                                 Vice President and Treasurer            Delaware International Advisers Ltd.
                                                 3M Corporation                          London, England
Walter P. Babich                                 St. Paul, MN
Board Chairman                                                                           National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                              AFFILIATED OFFICERS                     Philadelphia, PA

David K. Downes                                  Charles E. Haldeman, Jr.                Shareholder Servicing,
President and Chief Executive Officer            President and Chief Executive Officer   Dividend Disbursing and Transfer Agent
Delaware Investments Family of Funds             Delaware Management Holdings, Inc.      Delaware Service Company, Inc.
Philadelphia, PA                                 Philadelphia, PA                        Philadelphia, PA

John H. Durham                                   Richard J. Flannery                     1818 Market Street
Private Investor                                 Executive Vice President                Philadelphia, PA 19103-3682
Horsham, PA                                      and General Counsel
                                                 Delaware Investments Family of Funds
Anthony D. Knerr                                 Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                     Bruce D. Barton
                                                 President and Chief Executive Officer
Ann R. Leven                                     Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art        Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3876)                                                        Printed in the USA
AR-MNALL [08/00] PPL 10/00                                                 J6384